Exhibit 10.25

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS A PRIVATE OR CONFIDENTIAL.

_____________________________________________________________

Commercial Master Service Agreement

Between

Ultragenyx Pharmaceutical Inc.

60 Leveroni Court

Novato, CA 94949 USA

(Herein known as “UGX”)

And

BSP Pharmaceuticals S.p.A.

via Appia km 65,561 04013 Latina Scalo (LT), Italy

(Herein known as “BSP”)

Hereinafter referred to individually as a “Party” and together as the “Parties”

This Commercial Master Service Agreement (“AGREEMENT”) is made as of the 22ndday of February, 2021 (“EFFECTIVE DATE”), by and between UGX (on behalf of itself and its Affiliates and subsidiaries), and BSP.

Preamble

Whereas, UGX is a company engaged in the pharmaceutical field focusing on development of rare disease therapies and has obtained regulatory approval to market certain medicinal products based on active pharmaceutical ingredients;

Whereas, BSP is a contract development and manufacturing organization focused on innovative products and has the know-how, expertise, capability, experience and the infrastructure necessary to manufacture certain DRUG PRODUCTS subject to and in accordance with the terms hereof;

Whereas,UGX wishes to establish a contractual relationship with BSP for the development, manufacturing, supply, RELEASE and store DRUG PRODUCTS for UGX as set forth in the respective sections of this AGREEMENT;

NOW THEREFORE, in consideration of the foregoing, both PARTIES agree to work in a partnership model and are committed to establish the appropriate level of trust and transparency. Each PARTY hereto has a duty of good faith and fair dealing in connection with its performance under this AGREEMENT. Each PARTY shall perform its obligations under this AGREEMENT in a diligent, legal, ethical and professional manner so as to advance the purposes and intend of this AGREEMENT.

Hereby agree as follows:

1.
Contents

1. Definition 5

2. Scope of the Agreement 10

3. BSP `s Responsabilities 11

4. UGX Responsibilities 12

5. Governance Model 12

6. FOC MATERIALS 15

7. PURCHASED MATERIALS. EQUIPMENT 17

8. Forecast 18

9. Delivery of DRUG PRODUCT 20

10. DRUG PRODUCT ACCEPTANCE AND REJECTION 21

11. Price. Invoice and Payment 23

12. Records. Audits and Inspections 25

13. Intellectual Property 26

14. Indemnification 27

15. General Representation and Warranties 29

16. Limitation of Liability 31

17. Insurance 31

18. Confidential Information 32

19. Force Majeure 33

20. Term and Termination 34

21. Decommissioning 36

22. EFFECTS OF TERMINATION 36

23. Miscellaneous 38

Appendix I 41

Product Schedule 41

Appendix II 45

Compliance 45

Appendix III 47

QUALITY AND TECHNICAL AGREEMENT (QTA) 47

1.
Definition

a.
ADDITIONAL SERVICESmeans any service provided by BSP and approved by both PARTIES, other than the MANUFACTURING SERVICES.

b.
AFFILIATEshall mean with respect to a Party, any person, corporation, company, partnership or other entity that controls, is controlled by, or is under common control with that Party. For the purpose of this definition, “control” shall mean direct ownership of fifty (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) of more of the equity interest in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby the entity or person controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity, or the ability to cause the direction of the management or policies of a corporation or other entity.

c.
API/DRUG SUBSTANCE means the active pharmaceutical ingredient or drug substance identified on the applicable PRODUCT SCHEDULE, or any intermediate or component of such active pharmaceutical ingredient or drug substance.

d.
API QUANTITY DISPENSED shall mean with respect to a DRUG PRODUCT for any relevant period, the difference between (a) the sum of (i) the total quantity of the API for such DRUG PRODUCT that [***], plus (ii) the the total quantity of such API that [***]; less (b) the sum of (i) the total quantity of such API that [***], plus (ii) the quantity of such API [***]. For clarity, the API QUANTITY DISPENSED shall include API [***] or [***] while in [***] or [***].

e.
APPLICABLE LAWS shall mean all applicable ordinances, rules, regulations, directives, laws, guidelines, guidance, statutes, requirements, national and supranational, as amended from time to time, and court orders of any Authority to the extent applicable to the parties, including, without limitation, (a) cGMP, and (b) those of any REGULATORY AUTHORITY located where the MANUFACTURING SERVICES or ADDITIONAL SERVICES will be performed. APPLICABLE LAWS include, without limitation, the United States Food, Drug, and Cosmetic Act, as amended (21 U.S.C. § 301 et seq., 21 CFR Parts 210, 211 and 11), and the rules and regulations promulgated thereunder, and Directive 2001/83/ EC and amendments, EudraLex, Volume 4, Good Manufacturing Practice (GMP) guidelines, Guidelines of 5 November 2013 on Good Distribution Practice of medicinal products for human use 2013/C 343/01), (EU) No 440 536/2014, ICH Guidelines and other national requirements as per territories mentioned.

f.
BANKRUPTCY has the meaning set forth in Section 20.2.7.

g.
BACKGROUND INTELLECTUAL PROPERTY has the meaning set forth in Section 13.1.

h.
BATCH(ES)shall mean a specific quantity of material produced in a process or series of processes so that it is expected to be homogeneous within specified limits. In the case of continuous production, a BATCH may correspond to a defined fraction of the production. The batch size can be defined either by a fixed quantity or by the amount produced in a fixed time interval.

i.
BATCH DOCUMENTATION shall mean the complete set of information, data and results applicable to one batch relating to the MANUFACTURING, control and RELEASE of the particular BATCH, including but not limited to the applicable executed BATCH records, laboratory control results and in-process control results, any applicable deviation and investigation reports and the CERTIFICATE OF ANALYSIS, certificate of confirmation, change requests, which are required to comply with all applicable cGMP requirements.

j.
BINDING FORECAST has the meaning set forth in Section 8.3.1.

k.
BSP INVENTION has the meaning set forth in Section 13.4.

l.
BUSINESS DAY shall mean each day of the week on which a Party`s offices are open for business (usually any day except Saturday, Sunday and legal holidays in Italy, Switzerland and United States of America).

m.
CALENDAR QUARTER shall mean the respective periods of three (3) consecutive calendar months ending March 31st, June 30th, September 30th and December 31st.

n.
CALENDAR MONTH shall mean means any of the twelve (12) calendar months of a CALENDAR YEAR.

o.
CALENDAR YEAR means a period of twelve consecutive months from January 1st to December 31st.

p.
CERTIFICATE OF ANALYSIS or CoA shall mean a document detailing test procedures, SPECIFICATION and results and signed by BSP qualified person to assure results are accurate and complete and certifying that a particular BATCH was MANUFACTURED and tested according to the MANUFACTURING process then in effect and is compliant with all APPLICABLE LAWS and cGMP requirements. The CoA includes the Batch Certificate information and statement.

q.
CLAIM has the meaning set forth in Section 14.1.

r.
CONFIDENTIAL INFORMATION has the meaning set in forth in Section 18.1.

s.
DECOMMISSIONING means the activities set forth in Article 21, including the process of verifying that all UGX and BSP contractual commitments have been met and that all data, information, documents, software, DRUG PRODUCT, PURCHASED MATERIAL, samples, FOC MATERIAL and UGX property have either been returned to UGX and/or destroyed by BSP, at UGX discretion and expenses.

t.
DEDICATED EQUIPMENT shall mean all Equipment that is used only for the Drug Product and that the Parties determine in good faith as necessary to perform any part of the MANUFACTURING SERVICES and ADDITIONAL SERVICES.s

u.
DELIVERY DATE means, with respect to a quantity of DRUG PRODUCT ordered by UGX in a PURCHASE ORDER, the date indicated in the PURCHASE ORDER on which UGX requires the quantity of DRUG PRODUCT to be available for delivery after its RELEASE.

v.
DRUG PRODUCT means the form of medicinal product to be MANUFACTURED by BSP as further described in the applicable Product Schedule.

w.
EQUIPMENT means any equipment system or machinery, including the DEDICATED EQUIPMENT, owned, provided to, and used by BSP for the MANUFACTURING, holding, processing, testing, RELEASE and/or packaging of UGX`s DRUG PRODUCT.

x.
EXECUTIVE LEADERSHIP shall mean for the purpose of this AGREEMENT any representatives ([***] or [***]) to each Party having a [***].

y.
FACILITY shall mean the BSP manufacturing site located in via Appia km 65,561 - 04013 Latina Scalo (LT), Italy.

z.
FOC (Free of Charge) MATERIAL means API/DRUG SUBSTANCE and other materials supplied by UGX to BSP free of charge.

aa.
FORCE MAJEURE EVENT shall have the meaning as provided in Section 19.

bb.
cGMP shall mean Current Good Manufacturing Practices as regulated under APPLICABLE LAW. Current Good Manufacturing Practice (cGMP) is the applicable term in the United States. For the purpose of this AGREEMENT, the terms “GMP” and “cGMP” are equivalent.

cc.
LATENT DEFECT means a defect or a non-conformity of FOC MATERIAL or DRUG PRODUCT, as the case may be, which was already present at the time of delivery but was not and could not be detectable upon (i) reasonable physical inspection and (ii) testing using the methodology specified in the QTA, this latter only in the event that testing on DRUG PRODUCT is performed by UGX or a third independent laboratory pursuant to Section 10.6.

dd.
IMPROVEMENT means technical and business process optimization that is beneficial for the MANUFACTURING, UGX’s DRUG PRODUCT quality, financial aspect or supply of UGX`s DRUG PRODUCT.

ee.
INDEMNIFICATION NOTE has the meaning set forth in Section 14.2.

ff.
INDEMNIFIED PARTY has the meaning set forth in Section 14.2.

gg.
INDEMNIFYING PARTY has the meaning set forth in Section 14.2.

hh.
[***] FORECASThas the meaning set forth in Section 8.1.

ii.
INTELLECTUAL PROPERTY RIGHTS or IP RIGHTS means rights in patents, patent applications (including all utility and design patents and patent applications), know how, INVENTIONS (whether or not patented or patentable), trade secrets, copyrights, trademarks, service marks, trade names, internet domain names, rights in designs, rights in get-up and trade dress, goodwill and the right to sue for passing off or unfair competition, copyrights, (including all computer applications, programs and other software, including without limitation operating software, network software, firmware, middleware, and design software rights in computer software and databases), database rights, industrial property rights, moral rights of authors, rights to use and protect the confidentiality of, confidential information, utility models, all rights of renewal, continuations, divisions, extensions and the like relating to the foregoing, and other intellectual property rights, in each case whether registered or unregistered and including any applications and rights to apply for the grant of any such rights and all rights and forms of protection having an equivalent or similar effect anywhere in the world– and the like that are afforded (or may be afforded upon action by a REGULATORY AUTHORITY, such as the United States patent Office) Intellectual Property Rights.

jj.
INVENTIONSshall mean all formulas, processes, techniques, compounds, compositions, data, copyrightable material, know-how, improvements and inventions, whether or not patentable or copyrightable, which are made, conceived, learned or reduced to practice, either alone or jointly by a Party during the performance of the MANUFACTURING SERVICES and ADDITIONAL SERVICES under this AGREEMENT.

kk.
JOINT STEERING COMMITTEE shall mean the committee selected by the Parties in accordance with the criteria set out under Section 5 of this AGREEMENT.

ll.
JOINT WORKING TEAM shall mean the team selected by the STEERING COMMITTEE in accordance with the criteria set out under Section 5 of this AGREEMENT.

mm.
JOINT WORKING TEAM LEAD has the meanings set forth in Section 5.12.

nn.
LOSSES has the meaning set forth in Section 14.1.

oo.
[***] shall mean the [***]that [***] on an [***] as agreed in writing by the Parties and set forth in the PRODUCT SCHEDULE.

pp.
MANUFACTURE or MANUFACTURING or MANUFACTUREDmeans any steps, processes and activities that relate to the manufacturing of DRUG PRODUCT, including without limitation, the quality control and release of FOC MATERIALS, the RELEASE, the process and the filling and packaging for transport of DRUG PRODUCT, as performed by BSP in accordance with the SPECIFICATION, cGMP, this AGREEMENT and QTA conditions.

qq.
MANUFACTURING DATE shall be the date confirmed in writing by BSP subject to UGX’s approval for the MANUFACTURE of a certain BATCH of DRUG PRODUCT.

rr.
MANUFACTURING SERVICES means all activities related to MANUFACTURING of DRUG PRODUCT as described in this AGREEMENT, including all activities and material involved in converting FOC MATERIAL into DRUG PRODUCT according to the quality standards set forth in the QTA.

ss.
MANUFACTURING SERVICE FEE means the price related cost of all activities involved in converting FOC Materials into DRUG PRODUCT (including, without limitation and except as otherwise provided in this AGREEMENT, costs of in-process control, quality assurance, quality control and RELEASE, bulk packaging, storage of FOC MATERIALS, disposal of waste produced from the MANUFACTURE of DRUG PRODUCT or performance of the SERVICES). MANUFACTURING SERVICE FEE shall be set forth on each applicable PRODUCT SCHEDULE.

tt.
MATERIAL CHANGE IN CONTROL shall mean any of the following: (i) the sale or disposition of all or substantially all of the assets of a Party to another entity, (ii) the acquisition by another entity, of more than 50% of a Party’s outstanding shares of voting capital stock (e.g. capital stock entitled to vote generally for the election of directors), or (iii) the merger or consolidation of a Party with or into another corporation.

uu.
NON-CONFORMING means a BATCH that fails to conform to the quality and regulatory requirements of this AGREEMENT and the QTA, including the DRUG PRODUCT SPECIFICATIONS.

vv.
OFFER shall mean BSP’s quotation containing the prices and details of the MANUFACTURING SERVICES and/or ADDITIONAL SERVICES subject to UGX’s request.

ww.
Person in Plant shall mean UGX’s representative(s) present at Facility.

xx.
PERMISSIBLE FLUCTUATION has the meaning set forth in Section 8.4.1.

yy.
PRODUCT SCHEDULE means a product specific-agreement meeting the requirements for a PRODUCT SCHEDULE set forth in this Agreement, substantially in the form attached hereto as Appendix I, executed by both UGX and BSP, that engages BSP to provide UGX with specified MANUFACTURING SERVICES and ADDITIONAL SERVICES.

zz.
PURCHASE ORDER shall mean either a written or electronic PURCHASE ORDER for MANUFACTURING SERVICES and/or ADDITIONAL SERVICES placed and issued by UGX with a corresponding PURCHASE ORDER number to BSP in accordance with this AGREEMENT.

aaa.
PURCHASED MATERIAL shall mean all materials, apart from FOC MATERIALS, that include raw materials, excipients, packaging and labeling materials, components, disposable equipment and change parts, purchased by BSP used by this latter in the MANUFACTURING of DRUG PRODUCT and in the provision of MANUFACTURING SERVICES.

bbb.
QUALITY AND TECHNICAL AGREEMENT or QTAshall mean the Technical and Quality Agreement accepted by the Parties and attached to this AGREEMENT under its Appendix III.

ccc.
QUARANTINE SHIPMENT shall mean a shipment of FOC MATERIAL by UGX or of DRUG PRODUCT by BSP before the issuance of relevant certificates of analysis in accordance with the QTA.

ddd.
RECORDS shall have the meaning set forth in Section 12.1.

eee.
REGULATORY AUTHORITY shall mean any supranational, national, regional, state or local government, court, governmental agency, authority, board, bureau, instrumentality or regulatory body, including FDA and EMA.

fff.
REIMBURSABLE VALUE means the value set forth in the applicable PRODUCT SCHEDULE determined by mutual agreement of the Parties for loss of FOC MATERIAL for the reasons set forth in Section 10.8.

ggg.
RELEASEshall mean DRUG PRODUCT that is quality-released by BSP’s qualified person as per QTA.

hhh.
RENEWAL TERM shall have the meaning set forth in Section 20.1.

iii.
RETENTION PERIOD shall have the meaning set forth in Section 12.2.

jjj.
SPECIFICATIONS shall mean a list of tests, references to analytical procedures, and appropriate acceptance criteria that are numerical limits, ranges, or other criteria for the test described. It establishes the set of criteria to which a material or DRUG PRODUCT should conform to be considered acceptable for its intended use. Conformance to specification means that the material or DRUG PRODUCT, when tested according to the listed analytical procedures, meets the listed acceptance criteria. For the sake of clarity, DRUG PRODUCT SPECIFICATIONS are provided by UGX.

kkk.
STORAGE FEE shall mean the fee paid by UGX for storing the DRUG PRODUCT at FACILITY in accordance with this AGREEMENT and the relevant PRODUCT SCHEDULE lll.
TARGET YIELD shall have the meaning set forth in Section 10.11.

mmm.
TERM shall have the meaning set forth in Section 20.1.

nnn.
THIRD-PARTY shall mean any person other than UGX, BSP and their respective AFFILIATES.

ooo.
TERRITORY shall mean the following countries: EU, USA, Japan, or any different country as agreed by the Parties in the QTA during the term of this AGREEMENT after the EFFECTIVE DATE.

ppp.
TRANSFER REQUEST has the meaning set forth in Section 20.4.

qqq.
UGX INVENTION has the meaning set forth in Section 13.3.

rrr.
WORK IN PROCESS means filled and stoppered vials of DRUG PRODUCT at any time prior to the RELEASE.

2.
Scope of the Agreement

a.
UGX hereby retains BSP to perform the MANUFACTURING SERVICES and the ADDITIONAL SERVICES for the benefit of UGX in accordance with the terms of this AGREEMENT and the applicable PRODUCT SCHEDULE, the applicable DRUG PRODUCT SPECIFICATIONS, the applicable PURCHASE ORDER(S) and the QTA. On the terms set forth herein, UGX will pay the MANUFACTURING SERVICES FEE and ADDITIONAL SERVICES fee, if any, as agreed between the Parties pursuant to this AGREEMENT.

b.
It is understood that:
1.
UGX is not obliged to retain BSP as exclusive manufacturer for DRUG PRODUCT;
2.
BSP will perform the MANUFACTURING SERVICES and the ADDITONAL SERVICES on a non-exclusive basis.

c.
A description of the MANUFACTURING SERVICES and ADDITIONAL SERVICES shall be contained in any relevant PRODUCT SCHEDULE, consistent with the form attached hereto as Appendix I.

d.
From time to time during the term of this AGREEMENT, BSP and UGX may enter into PRODUCT SCHEDULES, which shall be executed by duly authorized signatories of each Party. Each PRODUCT SCHEDULE shall be subject to and deemed to be part of and regulated by this AGREEMENT. No PRODUCT SCHEDULE, or any modification thereto, shall be attached to or made a part of this AGREEMENT without first being executed by the Parties hereto in writing, specifically referencing this AGREEMENT.

e.
This AGREEMENT will form the basis for the issuance of PURCHASE ORDERS by UGX to BSP. This AGREEMENT (including the applicable PRODUCT SCHEDULE and QTA) regulates and forms an integral part of such PURCHASE ORDERS. In addition, each PURCHASE ORDER will be subject to and deemed to be a part of this AGREEMENT. The Parties acknowledge that any document shared among them under this AGREEMENT, including any PURCHASE ORDER and other business form or written authorization used by UGX or BSP, may include or refer to a Party’s general terms and conditions. The Parties agree that any of such general terms and conditions of the Parties shall not (i) apply to any transactions under this AGREEMENT and (ii) have any effect on the rights, duties or obligations of the Parties as detailed in this AGREEMENT, any PURCHASE ORDER, PRODUCT SCHEDULE and the QTA or otherwise modify this AGREEMENT, any PURCHASE ORDER, PRODUCT SCHEDULE and the QTA, regardless of any failure of UGX or BSP to object to such Party’s general terms and conditions.

f.
Each PRODUCT SCHEDULE takes effect upon execution by the Parties and shall continue to be in force until this AGREEMENT is terminated for whatever reason pursuant to Section 20 of this AGREEMENT. Each PRODUCT SCHEDULE may be terminated independently of the rest of this AGREEMENT, with any provision of this AGREEMENT relevant to termination applying only to that specific PRODUCT SCHEDULE. As soon as practicable and in connection with the execution of any PRODUCT SCHEDULE, as applicable, the Parties shall enter into appropriate QTA. The obligations set forth in the QTA, and any amendments thereto, shall become part of, and be incorporated into, this AGREEMENT and the relevant PRODUCT SCHEDULE and regulate the execution of any of MANUFACTURING SERVICES and ADDITONAL SERVICES detailed herein.

g.
In case of any conflict between the QTA and this AGREEMENT (to which the PURCHASE ORDER(S) and the applicable PRODUCT SCHEDULE that includes the OFFER approved by UGX, are an integral part) this AGREEMENT shall prevail, unless otherwise expressly agreed either in the QTA, PURCHASE ORDER(S) or applicable PRODUCT SCHEDULE that (i) makes reference to the specific section of this AGREEMENT to be overruled by the QTA, and (ii) has been approved in writing by both Parties; provided, however, that to the extent such conflict relates to the quality provisions of the QTA, the QTA will take precedence.

h.
Attached to this AGREEMENT are the following Appendixes which form an integral part of this AGREEMENT:

Appendix I	Product Schedule
Appendix II	Compliance
Appendix III	QUALITY AND TECHNICAL AGREEMENT (QTA)

3.
BSP Responsibilities

a.
BSP shall comply with this AGREEMENT, all its Appendixes, cGMP and with recognized industry standards in the performance of the MANUFACTURING SERVICES and ADDITIONAL SERVICES.

b.
BSP shall (i) make available and maintain the manufacturing site, the EQUIPMENT, as required by cGMP, BSP’s SOPs and the QTA, and (ii) employ and dedicate to the performance of MANUFACTURING SERVICES and ADDITIONAL SERVICES a sufficient number of trained and competent personnel with relevant knowledge and experience, and (iii) ensure capacity to store the FOC MATERIAL and the excipients needed for the MANUFACTURING SERVICES and the ADDITIONAL SERVICES within the timeframe set forth in this AGREEMENT and in accordance with the QTA.

c.
BSP will notify UGX immediately of any potential failure to deliver the DRUG PRODUCT within the agreed timelines.

d.
BSP will render the MANUFACTURING SERVICES and the ADDITIONAL SERVICES in a professional and workmanlike manner in accordance with applicable industry standards and this AGREEMENT, including the QTA.

e.
BSP will comply with any exposure guidelines set forth in any material safety data sheets provided by UGX for the DRUG PRODUCT. BSP will promptly inform UGX of any adverse environmental, health or safety events related to the MANUFACTURING of the DRUG PRODUCT.

4.
UGX Responsibilities

a.
UGX shall be responsible to:

1.
provide BSP with FOC MATERIAL’s material safety data sheet to MANUFACTURE the DRUG PRODUCT.

2.
provide BSP with FOC MATERIAL necessary to perform the MANUFACTURING SERVICES in line with Section 6 of this AGREEMENT and according to all provisions in the relevant PRODUCT SCHEDULE, where applicable. FOC MATERIAL shall be (i) suitable for the MANUFACTURING of the DRUG PRODUCT, (ii) compliant with APPLICABLE LAWS, and (iii) provided with the relevant documentation, including the certificate of analysis.

3.
pay BSP for the MANUFACTURING SERVICES and ADDITIONAL SERVICES in accordance with the pricing, milestones and payment terms set forth in the applicable PRODUCT SCHEDULE, PURCHASE ORDER(s) and the terms of this AGREEMENT.

4.
perform any other obligations expressly assigned to UGX in this AGREEMENT, the relevant PRODUCT SCHEDULE, any PURCHASE ORDER and the QTA.

b.
UGX shall comply with this AGREEMENT, all its Appendixes and the QTA.

5.
Governance Model

a.
The governance model set forth herein below encompasses a JOINT STEERING COMMITTEE and a JOINT WORKING TEAM focusing on operational execution. The JOINT WORKING TEAM will be led by the JOINT WORKING TEAM LEADS (as defined below).

b.
Within [***] CALENDAR DAYS of the EFFECTIVE DATE or at UGX’s request, the Parties shall establish a JOINT STEERING COMMITTEE consisting of at least [[***] ([***]) [[***]] members to provide overall strategic vision and direction for the Parties to perform their respective obligations under this AGREEMENT, any of its Appendixes and the QTA. Each Party will nominate minimum [***]([***])] JOINT STEERING COMMITTEE members with [***] from each of UGX and BSP having oversight for quality activities, and with [***]from each of UGX and BSP having oversight for manufacturing and supply chain activities.

c.
Either Party may replace its JOINT STEERING COMMITTEE members by written notice to the other Party.

d.
The JOINT STEERING COMMITTEE members shall be appropriately qualified and experienced in order to make a meaningful contribution to the JOINT STEERING COMMITTEE meetings.

e.
The responsibilities of the JOINT STEERING COMMITTEE are to:
1.
establish and maintain an effective and efficient collaboration between the Parties;
2.
confirm the JOINT WORKING TEAM leads by each Party;
3.
resolve any dispute or disagreement among the Parties regarding the execution of this AGREEMENT or the progress of the MANUFACTURING SERVICES or ADDITIONAL SERVICES that cannot be resolved at the JOINT WORKING TEAM level;
4.
act as escalation body for issue resolution;
5.
define the framework for continuous IMPROVEMENT, mutual long-term objectives and priorities;
6.
reviewing and validating any amendment or update to this AGREEMENT (including any updated PURCHASE ORDER and modifications to the QTA);
7.
any other topics assigned to it in compliance with this AGREEMENT or following a mutual decision of the Parties.

f.
The JOINT STEERING COMMITTEE, which shall conduct its discussions in good faith with a view to operating to the mutual benefit of the Parties, shall meet as often as its members may determine and in any case at a minimum [***] per CALENDAR YEAR. Meetings can be held face-to-face or by teleconference. Either Party may request a meeting within [[***] ([***])BUSINESS DAYS in in case it is perceived as necessary.

g.
The agenda (including any pre-read material, if any) shall (i) include all relevant topics to be discussed between the JOINT STEERING COMMITTEE members and (ii) be distributed in an agreed timeframe prior to the related meeting between such JOINT STEERING COMMITTEE members.

h.
Each Party may invite other representatives with particular skills, who are part of their respective organizations to attend such JOINT STEERING COMMITTEE meetings, where it is considered to be relevant and appropriate.

i.
All decisions of the JOINT STEERING COMMITTEE shall be made in good faith, in the best interests of the compliant performance of this AGREEMENT, and be [***] by all of its members or their designated representatives. All such decisions will be reflected in written meeting reports which summarily address topics discussed, delegation of work, schedules and decisions of the JOINT STEERING COMMITTEE. In the event that the JOINT STEERING COMMITTEE is unable to reach a decision on any matter critical to business or DRUG PRODUCT after good faith attempts to resolve such disagreement in a commercially reasonable fashion within [***] BUSINESS DAYS, then such matter should be referred to the [***]of both Parties who should use reasonable and good faith efforts to reach a decision by consensus within [***] BUSINESS DAYS after such matter is referred to them or such other time period as is agreed to by the Parties.

j.
If the [***] does not reach an agreement in accordance with Section 5.9, either Party may commence dispute resolution proceedings in accordance with the relevant provisions set out in Section 23.8.

k.
The JOINT STEERING COMMITTEE members shall draft agenda and take minutes of its meetings and resolutions, which shall be promptly circulated to the Parties after each meeting for adjustment and agreement, unless otherwise mutually agreed by the Parties. In case of any disagreement Sections 5.9 and 5.10 shall apply.

l.
Within [***] CALENDAR DAYS of the EFFECTIVE DATE or at UGX’s request, the Parties shall establish a JOINT WORKING TEAM appointing [***] subject matter expert each with primary responsibility for day-to-day interactions with the other Party to allow the compliant and timely performance of the MANUFACTURING SERVICES and ADDITIONAL SERVICES under this AGREEMENT (each, a “JOINT WORKING TEAM LEAD”). Thus, the minimum size of the JOINT WORKING TEAM shall be of [***] JOINT WORKING TEAM LEADS.

m.
The JOINT WORKING TEAM LEADS may invite additional members. Such members shall be appropriately qualified and experienced in order to make a meaningful contribution to the JOINT WORKING TEAM meetings.

n.
Either Party may replace its JOINT WORKING TEAM LEADS and members, where applicable, by written notice to the other Party. Should UGX not be satisfied of BSP’s JOINT WORKING TEAM LEAD, UGX may communicate such dissatisfaction to BSP, which will (i) check and clarify with UGX the reasons for such dissatisfaction and (ii) promptly substitute the relevant JOINT WORKING TEAM LEAD. While exploring alternatives for a new JOINT WORKING TEAM LEAD that could be satisfactory for UGX, BSP shall guarantee full project management support.

o.
The responsibilities of the JOINT WORKING TEAM are to:

1.
drive and improve performance of MANUFACTURING SERVICES and ADDITIONAL SERVICES, if any, including the TARGET YIELD, and the JOINT WORKING TEAM functionality;
2.
establish, manage and review routinely other relevant key performance indicators applicable to the MANUFACTURING SERVICES and ADDITIONAL SERVICES whether agreed and discussed in writing by the Parties in advance;
3.
manage MANUFACTURING SERVICES and ADDITIONAL SERVICES risks, including lead times and safety stock management of PURCHASED MATERIALS;
4.
overseeing and monitoring the MANUFACTURING and manage any and all issues related to the MANUFACTURING SERVICES and the ADDITIONAL SERVICES;
5.
maintain a collaborative and constructive relationship (at operational level);
6.
facilitate expeditious resolution of any issues, also in accordance with the instructions from the JOINT STEERING COMMITTEE, if received;
7.
propose any IMPROVEMENT to the JOINT STEERING COMMITTEE functionality.

p.
The JOINT WORKING TEAM shall meet as often as the JOINT WORKING TEAM MEMBERS may determine, but in any event not less than [***]per [***]. Meetings can be held face-to-face or by teleconference.

q.
The JOINT WORKING TEAM shall conduct its discussion in good faith with a view to operating to the mutual benefit of the Parties.

r.
All decisions of the JOINT WORKING TEAM shall be made in good faith in the best interest of the timely and compliant performance of this AGREEMENT, including the QTA. In the event that the JOINT WORKING TEAM is unable to reach a decision on any matter after good faith attempts to resolve such disagreement in a commercially reasonable fashion within [***] BUSINESS DAYS, then such matter should be referred to and decided by the JOINT STEERING COMMITTEE which shall decide according to Sections 5.09., 5.10. and 5.11.

s.
BSP’s JOINT WORKING TEAM LEAD shall take minutes of meeting and resolution, which shall be circulated in an agreed time frame after each meeting for adjustment and agreement.

6.
FOC MATERIALS

1.
UGX shall, [***] supply BSP with a sufficient quantity of FOC MATERIALS for BSP to perform the MANUFACTURING SERVICES and/or ADDITIONAL SERVICES according to any applicable PURCHASE ORDER and this AGREEMENT. BSP will store FOC MATERIALS in accordance with the FOC MATERIALS SPECIFICATIONS and the QTA. BSP shall not use any FOC

MATERIALS for any purpose other than the performance of the MANUFACTURING SERVICES and/or ADDITIONAL SERVICES. UGX will promptly inform BSP if it encounters supply problems with FOC MATERIALS supplier, including delays and/or delivery of FOC MATERIALS under this AGREEMENT. UGX must take reasonable measures to mitigate and resolve such problems.

2.
UGX will maintain the title on all FOC MATERIAL, any WORK IN PROCESS and DRUG PRODUCT at each and every stage of the MANUFACTURING, including the storage. BSP will custody FOC MATERIAL, any WORK IN PROCESS and DRUG PRODUCT free and clear of all liens and encumbrances.

3.
UGX shall deliver, or cause to be delivered, sufficient quantities of FOC MATERIAL (i) not earlier than [***] and no later than [***] before the agreed [***], unless otherwise provided in the applicable PRODUCT SCHEDULE, and (ii) accompanied by such certificates of analysis and other documents as required by the applicable QTA. Should FOC MATERIAL not be released according to the QTA, UGX shall be entitled to deliver, at [***] costs, such FOC MATERIAL to BSP as QUARANTINED SHIPMENT, provided that all such FOC MATERIALS in QUARANTINED SHIPMENT shall not be used for the MANUFACTURE of DRUG PRODUCT until the relevant certificate of analysis is issued by the relevant manufacturer. Should FOC MATERIAL not be available to be delivered at BSP at least [***] before the [***], then UGX shall immediately notify BSP thereof. Promptly thereafter, the Parties shall discuss in good faith if BSP can (i) meet the original DELIVERY DATE using its [***] to do so, or (ii) adjust the new MANUFACTURING DATE based on BSP’s production plan to the extent consistent with BSP’s obligations vis-a-vis its other customers and the estimated delivery date of FOC MATERIAL; provided that in all cases BSP shall use [***] to schedule the new MANUFACTURING DATE as soon as possible unless otherwise advised by UGX. Should the adjustment of the new MANUFACTURING DATE not be acceptable to UGX, the relevant production shall be cancelled and UGX shall remain obligated to [***] pursuant to the provision of Section [***].

4.
Any FOC MATERIALS will be accompanied by a certificate of analysis and any related relevant documentation. BSP shall not incorporate any of such FOC MATERIALS into the DRUG PRODUCT in the case the certificate of analysis is not available. At the incoming of FOC MATERIAL, BSP shall run a visual inspection to check the physical integrity of the packaging and a verification of the documentation received in connection with such FOC MATERIAL. If BSP’s incoming inspection of packaging and documentation reveals any damages or documentary inconsistencies, BSP shall immediately notify in writing to UGX the outcome of such inspection.

5.
In addition, BSP shall conduct incoming tests on FOC MATERIALS in accordance with the related PRODUCT SCHEDULE and the QTA. If the testing reveals that such FOC MATERIALS do not comply with the applicable FOC MATERIALS SPECIFICATIONS, BSP shall give immediately UGX a written notice of such non-compliance in accordance with the terms set forth in this AGREEMENT and in the QTA. Upon receipt of the notice of non-compliance and within the timing agreed between the Parties, but in any case in time for the MANUFACTURING DATE, UGX may request BSP to perform, at [***] costs (previously approved in writing by UGX), those additional tests and controls on the FOC MATERIAL to determine FOC MATERIAL’s compliance or non-compliance with the applicable FOC MATERIALS specifications, in accordance with cGMP, provided that BSP has the capabilities and capacities to conduct such tests and controls. BSP shall promptly inform UGX if the required capabilities or capacities are not available for a requested test or control. UGX shall lead the investigation of any purported non-compliance of any FOC MATERIAL. BSP shall cooperate with UGX’s reasonable requests for assistance in connection with its evaluation hereunder.

6.
Unless otherwise agreed by the Parties, UGX shall replace such FOC MATERIALS non-conforming with the relevant specifications and/or defected pursuant to 6.4 and 6.5 with an equivalent quantity of FOC MATERIALS meeting the applicable FOC MATERIALS specifications, at [***], in time for the MANUFACTURING DATE. UGX shall promptly provide instructions to BSP for the disposal or return of FOC MATERIALS non-conforming with the relevant specifications and/or defected. Should BSP not receive any written instruction within [***] CALENDAR DAYS of the notice set forth in Section 6.5 or alternative term agreed upon by the Parties, BSP shall return such FOC MATERIALS non-conforming with the relevant specifications and/or defected to UGX at [***] costs and expenses at the address set forth in the PRODUCT SCHEDULE. Should UGX not be able to replace FOC MATERIALS non-conforming with the relevant specifications and/or defected in time for the originally agreed MANUFACTURING DATE, the Parties shall discuss in good faith if BSP can (i) meet the original DELIVERY DATE using its best efforts to do so, or (ii) adjust the new MANUFACTURING DATE based on BSP’s production plan to the extent consistent with BSP’s obligations vis-a-visits other customers and the estimated delivery date of FOC MATERIAL; provided that in all cases BSP shall use [***] to schedule the new MANUFACTURING DATE as soon as possible, unless otherwise advised by UGX. Should the adjustment of the new MANUFACTURING DATE not be acceptable to UGX, the relevant production shall be cancelled and UGX shall remain obligated to pay such part of unused capacity pursuant to the provision of Section 8.8.

7.
Except where stated otherwise in a PRODUCT SCHEDULE, BSP will give UGX: (i) a [***]inventory report of [***]-end inventory balance of each lot of the FOC MATERIALS and DRUG PRODUCT for such [***] (including the API QUANTITY DISPENSED for such [***] and the number of BATCHES attempted for such [***]); and (ii) upon UGX’s request, [***] physical product inventory per calendar year, which will be conducted by UGX or a designee of UGX, at the date mutually agreed upon by the Parties, provided that should such designee of UGX be a consultant then such physical product inventory shall be subject to the execution of a confidentiality agreement between UGX, BSP and such consultant.

8.
Not later than [***] CALENDAR DAYS after the end of each [***], BSP shall provide UGX with an accounting, certified by BSP, of the disposition of each lot of the FOC MATERIAL for DRUG PRODUCT for such [***] utilizing BSP’s standard format, including the API QUANTITY DISPENSED for such [***]and the number of BATCHES attempted for such [***].

9.
Any shipment from UGX or its designee to BSP will be made [***] [***].

7.
PURCHASED MATERIALS. DEDICATED EQUIPMENT.

a.
Except as otherwise provided in each PRODUCT SCHEDULE, it will be BSP’s obligation hereunder to purchase, procure, store and test at [***]expense and cost, all PURCHASED MATERIALS needed for the MANUFACTURING in accordance with this AGREEMENT, all its Appendixes and the QTA.BSP shall apply a handling/service fee of [***] for BSP’s procuring and maintaining such PURCHASED MATERIALS.

b.
PURCHASED MATERIALS will be procured and tested by BSP from sources as agreed on by the Parties in good faith and as set forth in the PRODUCT SCHEDULE and/or QTA. Such PURCHASED MATERIALS shall meet all PURCHASED MATERIALS specifications and quality requirements set forth in writing by UGX (e.g. in the PRODUCT SCHEDULE and/or QTA). BSP will promptly inform UGX if it encounters supply problems, including delays and / or delivery of non-conforming PURCHASED MATERIALS which could affect the MANUFACTURING of DRUG PRODUCT, as set forth in the QTA.

c.
BSP should ensure and maintain, at [***]cost and expense, a dedicated safety stock available of any long lead-time and critical PURCHASED MATERIALS as determined by the Parties in good faith to cover unexpected volumes and/or additional quantities of DRUG PRODUCT in excess of the flexibilities granted under this AGREEMENT and the relevant PRODUCT SCHEDULE. The definition of such safety stock levels should be reviewed periodically and mutually agreed by the JOINT WORKING TEAM as it seems necessary. Inventory for such safety stocks shall be invoiced separately in advance on the basis of a shared plan that shall be initially included in the PRODUCT SCHEDULE and then discussed at the end of any CALENDAR YEAR.

d.
PURCHASED MATERIALS shall be invoiced separately and paid by UGX pursuant to Section 11 together with the MANUFACTURING SERVICE FEE or ADDITIONAL SERVICE fee on the basis of the volumes set forth in the BINDING FORECAST.

e.
UGX may decide to supply PURCHASED MATERIALS to BSP. In such a case, such PURCHASE MATERIALS shall be included in the list of FOC MATERIALS outlined in the PRODUCT SCHEDULE.

f.
BSP will not change PURCHASED MATERIALS suppliers or others suppliers of PURCHASED MATERIALS without the prior written consent of UGX. BSP will give UGX prior written notice of any such proposed change in accordance with the terms of the QTA.

g.
If requested, BSP shall maintain [***]backup (or such other mutually agreed upon quantity and costs set forth in the applicable PRODUCT SCHEDULE) of each of the change parts specified in the applicable PRODUCT SCHEDULE. UGX shall [***] the [***] set forth in the PRODUCT SCHEDULE, plus [***] of [***].

h.
Dedicated Equipment. Unless otherwise agreed upon in writing by the Parties in the PRODUCT SCHEDULE, BSP shall be the owner of the DEDICATED EQUIPMENT and agree to maintain and manage in full functionality under its own responsibility. For the sake of clarity, when applied to freezers for which UGX has corresponded a contribution, as set forth in the relevant PRODUCT SCHEDULE, the definition of DEDICATED EQUIPMENT shall be extended to cover such equipment and BSP shall use the freezers exclusively for UGX when DRUG PRODUCTS are stored in there.

i.
BSP will operate and use the DEDICATED EQUIPMENT in accordance with the instructions set forth in the DEDICATED EQUIPMENT operation manual and will regularly maintain the DEDICATED EQUIPMENT according to technical state of the art processes. Unless otherwise agreed upon in writing by the Parties in the PRODUCT SCHEDULE, BSP will conduct routine repairs, preventative and full maintenance, and calibration of the DEDICATED EQUIPMENT on its own expenses, at [***], as well as any extraordinary, corrective, or non-routine maintenance.

j.
In case of termination of this AGREEMENT or any of its PRODUCT SCHEDULE, [***] shall bear the costs of decontamination and removal of the DEDICATED EQUIPMENT and shall be solely responsible for, and [***] shall have no liability whatsoever with respect to, the decommission, cleaning and decontamination of the DEDICATED EQUIPMENT in strict compliance with the APPLICABLE LAWS, including without limitation local health and safety requirements.

8.
Forecast.

1.
[***] Forecast. Upon the execution of each PRODUCT SCHEDULE and in any event at the completion of the PPQ BATCHES, UGX shall provide BSP with the [***] forecast of the estimate of the quantities of DRUG PRODUCT that UGX expects BSP to MANUFACTURE during the [***] of the TERM for such DRUG PRODUCT for any dosage and any MANUFACTURING suite distributed [***] (the [***]] or [***]], as applicable, based on the expected DELIVERY DATE (such forecast, the “[***] FORECAST”).

2.
[***] Forecast. Update. On a [***] basis, on or before the [***] of the then applicable [***], UGX will provide BSP with a [***]-forecast for any dosage and any MANUFACTURING suite, which will be subsequently updated in accordance with the terms of this AGREEMENT, including without limitation Section 8.4 (each such forecast, a “[***] FORECAST”).

3.
Binding Period. Unless otherwise agreed by the Parties in any relevant PRODUCT SCHEDULE, each of such [***] FORECAST shall have:

1.
the first [***]] periods corresponding to the first [***] of the first [***] of the [***] FORECAST, which will be binding on both Parties and expressed in requirements for [***] (the “BINDING FORECAST”);

2.
the remaining [***] corresponding to the last [***] of the [***] FORECAST, which will be non-binding on both Parties and thus provided for planning purposes only, except for a [***] that cannot be [***] per [***] that will be agreed by the Parties and included in the PRODUCT SCHEDULE; requirements for this period shall be expressed per [***].

3.
From the EFFECTIVE DATE through the end of the [***], the quantities of DRUG PRODUCT requested by UGX will be supplied by BSP on the basis of PURCHASE ORDERS, subject to the terms and conditions of this AGREEMENT.

4.
In the event that the assumptions on which this forecast mechanism is designed, such as the average of the [***] volumes and the limits set forth for the PERMISSIBLE FLUCTUATION, shall change, then the Parties shall meet and discuss in good faith the adjustments that shall be made to this forecast mechanism and its related flexibilities, which shall include obligations on long term capacity reservation for the [***] FORECAST and an extended BINDING FORECAST.

4.
Permissible Fluctuation.

1.
By the [***] day of [***] of any relevant [***], UGX will confirm to BSP the quantities of DRUG PRODUCT (expressed in number of BATCHES) that UGX intends to have delivered by BSP in the next succeeding BINDING PERIOD; such quantities shall be binding on both Parties and shall still be subject [***] and [***] to the [***], as set forth in the PRODUCT SCHEDULE, to be exercised during the BINDING PERIOD.

2.
The PERMISSIBLE FLUCTUATION shall be exercised by UGX no later than [***] prior to the Delivery Date of the Product set forth in the BINDING FORECAST.

3.
Notwithstanding anything of the foregoing, in the event that UGX wants that BSP manufactures a quantity of DRUG PRODUCT in excess of those identified in the BINDING FORECAST, then the Parties will discuss such UGX’s request in good faith and BSP may agree, in its sole discretion, to PURCHASE ORDERS for the manufacture of such quantities of DRUG PRODUCT as it deems possible for it to manufacture in accordance with the terms of this AGREEMENT and with BSP’s production plan.

5.
[***] and [***]. Each PRODUCT SCHEDULE may contain (i) [[***] that BSP is [***] and UGX [***] in any [***] and (ii) a [***] with respect to the [***]. In the event that, for any reason whatsoever, [***] in excess of such [***] out of [***], the Parties shall [***]. The Parties shall discuss and agree in good faith [***]].

6.
Distribution of batches over the Binding Forecast. Unless otherwise provided in this Agreement or in the PRODUCT SCHEDULE, the distribution of BATCHES over the BINDING FORECAST shall not [***]. In [***] of each [***], UGX and BSP shall [***] for the next succeeding BINDING FORECAST. UGX agrees to make [***] so that such [***] per [***] may not [***] over the [***] for the [***].

7.
Financial Obligations. The financial obligations set forth in the BINDING FORECASTS shall be binding on both Parties in accordance with the terms of this AGREEMENT. In any event, if as of the end of each [***], UGX has not ordered for delivery in such [***] at least the aggregate quantity of DRUG PRODUCT set forth in the BINDING FORECAST ([***] through [***])] for such DRUG PRODUCT for such [***], then [***] the [***] set forth in [***] and those [***] at an amount equal to [***] ([***]%) of the [***]. Notwithstanding the foregoing, should [***] be able to [***] for UGX orders [***] [***], then only [***].

8.
PURCHASE ORDER. UGXshall submit to BSP written PURCHASE ORDERS for MANUFACTURING SERVICES and ADDITIONAL SERVICES showing the content set forth in this Section 8.8. All DRUG PRODUCT ordered by UGX shall be in the form of a PURCHASE ORDER and , At least [***] prior to the DELIVERY DATE, UGX shall submit to BSP written PURCHASE ORDERS for DRUG PRODUCT to be provided by BSP, in accordance to the BINDING FORECAST. UGX shall specify in each PURCHASE ORDER, UGX’s order number, the specific MANUFACTURING SERVICES and ADDITIONAL SERVICES being ordered, DRUG PRODUCT, quantity, MANUFACTURING SERVICE FEES, ADDITIONAL SERVICES fees, DELIVERY DATE and, to the extent applicable, milestones, deliverables, delivery schedule, payment schedule, invoicing address and other requirements. BSP shall, within [***] after the receipt of the PURCHASE ORDER accept in writing such PURCHASE ORDER. UGX shall be obligated to purchase, and BSP shall be obligated to have available for delivery on the DELIVERY DATE set forth in each PURCHASE ORDER, such quantities of DRUG PRODUCT as are set forth in such PURCHASE ORDER.

9.
Delivery of DRUG PRODUCT.

1.
Any delivery of DRUG PRODUCT by BSP to UGX or to a THIRD-PARTY named by UGX will be based on [***] ([***]). BSP will package and ship DRUG PRODUCT along with the CERTIFICATE OF ANALYSIS and according to written instructions received from UGX for shipment in line with APPLICABLE LAWS and the QTA. In case UGX has special requirements for transport packaging, UGX shall inform BSP about such requirements in a timely manner. If agreed between the Parties such special packing requirements shall be documented in writing in a separate document between the Parties. Should BSP support UGX in performing activities associated with the shipment (i.e., without limitation, drafting and/or reviewing of transport documents, planning the delivery, contacting the designated carrier, etc.), an additional fee shall apply to these services that shall be mutually agreed upon by the Parties in the relevant PRODUCT SCHEDULE. UGX will supply to BSP, or bear all costs and expenses related with, the appropriate materials for packaging according to the specific requirements notified by UGX.

2.
UGX may request in writing to BSP for a QUARANTINED SHIPMENT of BATCH of DRUG PRODUCT only in urgent cases and in accordance with BSP’s internal procedures. QUARANTINED SHIPMENT shall be evaluated case by case by the Parties. Any and all BATCHES of DRUG PRODUCT sent in quarantine cannot be distributed on the market until UGX has received the CERTIFICATE OF ANALYSIS, proof of the full RELEASE. UGX assumes all risks, responsibilities and costs associated with a QUARANTINED SHIPMENT.

3.
After RELEASE, BSP and UGX shall agree if (a) BSP shall place DRUG PRODUCT with a common carrier for delivery to UGX or a THIRD-PARTY, as directed by UGX and in accordance with Incoterms set forth in the Section 9.1, or (b) UGX shall pick up DRUG PRODUCT at the FACILITY, or (c) BSP shall store DRUG PRODUCT at the FACILITY within the limitations set forth in Section 9.5. and the fees detailed in the relevant PRODUCT SCHEDULE.

4.
UGX will obtain, at its expense, any import license or other official authorization and carry out all customs formalities for the import of the goods and for their transport through any country. Where applicable, costs of customs formalities as well as all duties, taxes, and other charges payable upon export and anticipated by BSP will be recovered from UGX. Upon request, BSP shall assist UGX in [***] of import and export clearance and shall provide all relevant details or information requested by UGX in a timely manner throughout such process. Should BSP support UGX in performing activities associated with customs clearance formalities as well as all duties, taxes, and other charges payable upon export, [***] shall apply to these services. For sake of clarity, each [***] associated with the [***] shall be recovered from [***].

5.
All DRUG PRODUCT at the FACILITY will be stored in a clean, secured, and segregated area under conditions according to DRUG PRODUCT SPECIFICATIONS and, to the extent applicable, the relevant PRODUCT SCHEDULE. UGX shall arrange for the pick-up of any DRUG PRODUCT within [***]CALENDAR DAYS of the DELIVERY DATE, which would be [***]. Should UGX not commit to such term BSP shall [***] ([***]) as set forth in the relevant PRODUCT SCHEDULE.

6.
Upon BSP’s request, BSP shall, at [***] costs and expenses and its sole discretion, ship, at the address included in the PRODUCT SCHEDULE within the timelines set forth in this Section 9.6, or destroy the (i) engineering (technical) BATCHES, if any, (ii) expired or NON-CONFORMING BATCHES, (iii) expired or non-conforming PURCHASED MATERIALS and/or FOC MATERIAL. Should UGX fail to notify its preference within [***]CALENDAR DAYS of the receipt of BSP’s request, then BSP shall proceed with the return of such materials in accordance with the PRODUCT SCHEDULE, at [***]costs and expenses. UGX shall execute all relevant documentation necessary to export such materials in compliance with this AGREEMENT and APPLICABLE LAWS.

10.
DRUG PRODUCT ACCEPTANCE AND REJECTION.

1.
Each BATCH of DRUG PRODUCT will be sampled and tested by BSP against DRUG PRODUCT SPECIFICATIONS. The BSP’s quality assurance will review the BATCH DOCUMENTATION for such BATCH and will assess if the MANUFACTURE has been performed in compliance with cGMP and the MANUFACTURING process. If, based upon such tests, a BATCH of DRUG PRODUCT conforms to the DRUG PRODUCT SPECIFICATIONS and was MANUFACTURED according to cGMP and the MANUFACTURING process, then a CERTIFICATE OF ANALYSIS will be completed and approved by BSP’s qualified person for RELEASE. Complete and accurate BATCH DOCUMENTATION material for each BATCH of DRUG PRODUCT will be uploaded into a secured, password protected and dedicated electronic data room and with limited access to UGX. If UGX has not received all BATCH DOCUMENTATION and RECORDS within [***] BUSINESS DAYS after RELEASE as set forth in the QTA, UGX will promptly notify BSP in writing. If UGX requires additional copies of such BATCH DOCUMENTATION or RECORDS, these will be provided by BSP to UGX at [***] cost. UGX will review the BATCH DOCUMENTATION for each BATCH of DRUG PRODUCT and may test samples of such BATCH against the DRUG PRODUCT SPECIFICATIONS. During this review period, the Parties agree to respond promptly, in accordance with the QTA, to any reasonable inquiry by the other Party with respect to the BATCH DOCUMENTATION. UGX has no obligation to accept a BATCH or a portion of a BATCH, if such DRUG PRODUCT does not comply with the DRUG PRODUCT SPECIFICATION, the QTA, or was not MANUFACTURED in compliance with cGMP and with the MANUFACTURING process.

2.
Upon receipt of any BATCH of DRUG PRODUCT, UGX, or its designee(s), shall inspect such BATCH of DRUG PRODUCT MANUFACTURED by BSP to ascertain that such BATCH of DRUG PRODUCT is free from physical defects at the incoming. Should a BATCH of DRUG PRODUCT have physical defects, UGX shall promptly inform BSP in writing and within [***] CALENDAR DAYS of the receipt of the affected BATCH of DRUG PRODUCT. Such written notice shall include the reason(s) for the rejection and to be accompanied with any supporting documentation or other evidence. A shipment of BATCH of

DRUG PRODUCT that is not rejected within the term of this Section 10.2 will be deemed accepted by UGX and the right to claim such defect shall be deemed waived by UGX, except if UGX discovers a LATENT DEFECT as set forth under Section 10.3 below.

3.
If, after the RELEASE of a BATCH of DRUG PRODUCT by BSP, either Party discovers a LATENT DEFECT, such Party shall notify the other Party in writing within [***] BUSINESS DAYS after such LATENT DEFECT being detected or informed about by any of the Parties or their AFFILIATES, including THIRD PARTIES. THE RIGHT TO CLAIM A LATENT DEFECT SHALL BE DEEMED LOST IF EXERCISED IN RELATION TO A LATENT DEFECT [***].

4.
In the event UGX notifies BSP, for any reason whatsoever, the rejection of any BATCH of DRUG PRODUCT within the timing set forth in this Article 10, the Parties shall run an investigation in accordance with the QTA.

5.
BSP shall not be responsible for any Non-Conforming Batch, unless to the extent BSP has caused it, as it results from the report of the investigation carried out in accordance with the QUALITY AGREEMENT. UGX will be responsible in any other event.

6.
In the event that Parties are not in agreement to determine whether a BATCH is NON-CONFORMING or which Party is responsible for the NON-CONFORMING BATCH, the issue shall be submitted to a THIRD PARTY independent testing laboratory, jointly defined by the JOINT STEERING COMMITTEE, to perform any necessary tests and to review records, test data and other relevant information in order to ascertain conformity and/or responsibility. The THIRD PARTY independent laboratoryshall execute an appropriate confidentiality agreement approved in form and substance by BSP and UGX. Such THIRD PARTY’S decision shall be binding on both Parties. The costs of such THIRD PARTY independent laboratory shall be borne by the Party found to be at fault with respect to NON-CONFORMING BATCH.

7.
Regardless of which Party is responsible for any NON-CONFORMING BATCH, unless otherwise advised by UGX, BSP will [***]to promptly MANUFACTURE and replace such NON-CONFORMING BATCH, and

10.7.1. If UGX is the Party responsible for such NON-CONFORMING BATCH, then UGX shall:

(i) pay for the NON-CONFORMING BATCH and such replacement DRUG PRODUCT on the [***] and at the [***]; and

(ii) bear the disposition costs of the NON-CONFORMING BATCH; and

(iii) have BSP MANUFACTURE the replacement DRUG PRODUCT, provided that UGX shall supply BSP with the sufficient quantity of FOC MATERIALS necessary to replace such NON-CONFORMING BATCH, at [***] costs and expenses.

10.7.2. Subject to Section 16, if BSP is the Party responsible for such NON-CONFORMING BATCH and UGX is willing to be supplied with a replacement DRUG PRODUCT BATCH, then, as sole remedies,

(a) to the extent UGX paid BSP for such NON-CONFORMING BATCH, BSP shall provide such a replacement BATCH of DRUG PRODUCT [***], or

(b) to the extent UGX did not pay BSP for such NON-CONFORMING DRUG PRODUCT, then UGX shall pay only for such a replacement DRUG PRODUCT BATCH on the [***] and at the [***] as for the [***], provided that

(c) in either case, UGX shall provide BSP with the sufficient quantity of FOC MATERIALS necessary to replace under (a) and (b) of this Section 10.7.2 such NON-CONFORMING BATCH, at [***] costs and expenses and BSP shall return or destroy, at [***] costs, the NON-CONFORMING BATCH as determined by UGX in its sole discretion.

(d) should UGX have (i) not opted for the replacement of NON –CONFORMING BATCH and (ii) [***] for such [***], [***] will [***] (or [***]if [***] under Section [***]) equal to [***], excluding [***]].With respect to [[***], [***]may [***] provided by [***] and, in the absence of [***] or[***] or in the event that the [***],[***] shall [***] the [***], excluding [***], within [***] CALENDAR DAYS after [***].

8.
NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS SECTION 10, BSP WILL [***], ONLY IF [***] WAS CAUSED BY [***] IN THE MANUFACTURING OF DRUG PRODUCT AND [***].

a.
Notwithstanding the foregoing, UGX acknowledges that whether BSP is engaged for the performance of SERVICES, which involve scientific experiments requiring the use of reasonable judgment, any loss of API/DRUG SUBSTANCE in exercising such judgment shall not be regarded as loss due to [***]or [***].

b.
Quality Control testing and analysis of any BATCH of DRUG PRODUCT MANUFACTURED by BSP shall be conducted by a THIRD PARTY independent laboratory engaged by UGX and approved by BSP. Any different setting regarding where to perform Quality Control testing and analysis of any BATCH of DRUG PRODUCT MANUFACTURED by BSP shall be discussed and agreed in good faith by the Parties being understood by the Parties that (i) BSP shall be preferred to any other THIRD-PARTY independent laboratory, provided BSP’s Quality Control laboratories are considered by UGX to have sufficient technical capabilities and the economic offer submitted by BSP is comparable to other offers received by UGX, and (ii) in no event UGX shall negotiate and/or engage a THIRD PARTY that has competing business with BSP in the field of Drug Product contract manufacturing services.

c.
After BSP has MANUFACTURED a minimum number of [***]successful commercial production BATCHES of DRUG PRODUCT for any single dosage and in the same MANUFACTURING suite, excluding PPQ BATCHES, the Parties will agree on the target yield for the DRUG PRODUCT (the “TARGET YIELD”).

11.
Price. Invoice and Payment.

1.
UGX will pay to BSP the MANUFACTURING SERVICE FEE and ADDITIONAL SERVICES fee following the acceptance of an OFFER, which are set out in the PRODUCT SCHEDULE. The MANUFACTURING SERVICE FEE and ADDITIONAL SERVICES fee shall be subject to adjustment from time to time in accordance with this AGREEMENT; provided that, the MANUFACTURING SERVICE FEE and ADDITIONAL SERVICES fees may be amended based upon mutual agreement by the Parties.

2.
The MANUFACTURING SERVICE FEE shall be adjusted pursuant to the provisions of this Section 11 and in any of the following events, upon agreement between the Parties in good faith:
1.
[***];
2.
[***];
3.
[***], and
4.
[***].

3.
Effective as of [***] and at the beginning of each subsequent [***] during the TERM of this AGREEMENT, BSP shall be entitled to an adjustment to the MANUFACTURING SERVICE FEE and ADDITIONAL SERVICES fees, which adjustment shall be [***] in respect of [***] or [***] ([***]%)]. The adjusted MANUFACTURING SERVICE FEE and ADDITIONAL SERVICES fee shall be effective as of [***], in which the adjustment is requested and it will be notified by BSP on or about the first [***]of such relevant [***].

4.
MANUFACTURING SERVICE FEE and ADDITIONAL SERVICES fee do not contain value-added tax (VAT). If MANUFACTURING SERVICES or ADDITIONAL SERVICES are subject to VAT, UGX will be charged for the VAT incurred in addition.

5.
BSP will submit invoices to UGX upon RELEASE.Each invoice (i) must be submitted in compliance with any APPLICABLE LAWS and any specific requirements in this AGREEMENT and, (ii) will be accompanied by any information required by this AGREEMENT, including detailed information required for import purposes and for taxable amounts applicable to the MANUFACTURING SERVICE FEE and ADDITIONAL SERVICES fee.

6.
All undisputed invoices will be paid within [***] CALENDAR DAYS from the receipt of BSP’s electronic invoice, which is submitted to UGX’s accounts payable department in compliance with the requirements of this AGREEMENT.

7.
Except for [***] that are related to the MANUFACTURING process, UGX, in accordance with Section 9.6, shall be responsible for paying any costs related to [***] approved by UGX in accordance with this AGREEMENT.

8.
Payment will be made in Euro, net of possible bank transfer fees and commissions imposed by UGX’s sending bank, to the account designated by BSP.

9.
Duty, sales, use or excise taxes imposed by any governmental entity that apply to the provision of MANUFACTURING SERVICES and ADDITIONAL SERVICES will be borne by [***](other than taxes based upon the income of BSP). Each Party shall therefore comply with its applicable taxation guidelines regarding filing and reporting for income tax purposes. Neither Party shall treat their relationship under this AGREEMENT as a partnership or as a pass-through entity for tax purposes.

12.
Records. Audits and Inspections.

1.
At its own expense, BSP will create and maintain accurate records related to the MANUFACTURING SERVICES, including, without limitation, reports, accounts, notes, data, and records of all information and results (collectively, the “RECORDS”). All Records, to the extent they are specific to the DRUG PRODUCT and do not contain or incorporate BSP CONFIDENTIAL INFORMATION, BSP INVENTIONS or BSP’s BACKGROUND INTELLECTUAL PROPERTY, will be the sole property of UGX, however, BSP shall have the right to retain one (1) copy of these DRUG PRODUCT-specific RECORDS to monitor compliance of this AGREEMENT, any of its PRODUCT SCHEDULE, QTA and APPLICABLE LAWS.

2.
All original RECORDS of the development and MANUFACTURE of DRUG PRODUCT hereunder will be retained and archived by BSP in accordance with cGMP, APPLICABLE LAW and the QTA (the “RETENTION PERIOD”). In case of conflict the QTA shall prevail. Following the RETENTION PERIOD, BSP will not destroy the RECORDS without first giving UGX written notice and the opportunity to return the RECORDS at UGX’s expense.

3.
Upon the request of UGX, BSP shall permit to UGX to have access, during the TERM of this AGREEMENT (or, if applicable, after the TERM for activities started during the TERM but with effects after such TERM) to financial RECORDS limited to those related to the DRUG PRODUCT for the purpose of verifying the (i) compliance with the requirements of this AGREEMENT, including APPLICABLE LAW by BSP; (ii) the accuracy of any invoice submitted to UGX. For the avoidance of doubt, UGX or its designee may not have copies of such financial records but UGX shall be permitted to examine such records (during regular business hours) at such place or places where such financial records are customarily kept and maintained by BSP for the purpose of verifying the correctness of all such calculations invoiced by BSP hereunder. Upon request, BSP agrees to share with UGX in a secure password-protected digital data repository the certificate issued by a reputable accounting firm, which ascertains the accuracy of BSP’s annual balance sheet, as well as the key financial data supporting BSP’s independent auditor’s report, provided that UGX shall keep such certificate strictly confidential with the prohibition of disclosure it to any third party without BSP’s prior written consent.

4.
UGX has the right to audit and inspect the FACILITY, equipment, materials and RECORDS as required by cGMP guidelines, this AGREEMENT and the QTA.

5.
At reasonable times, upon reasonable advance written notice and subject to compliance with all applicable confidentiality provisions herein, UGX may request to perform cGMP audits at the FACILITY and BSP shall permit for such audits as outlined in the QTA. UGX and its duly authorized representatives may have access together with a BSP employee to the FACILITY, during operational hours and during active MANUFACTURING, to enter and inspect any premises and MANUFACTURING SERVICES and/or ADDITIONAL SERVICES to ascertain compliance by BSP with the terms of this AGREEMENT. BSP will cooperate with UGX to facilitate the evaluation and inspection, and provide reasonable assistance to UGX. UGX will reasonably cooperate with BSP to mitigate disruption to BSP’s operations. Scope and further details are set forth in the QTA attached to Appendix III of this AGREEMENT. It is understood by the Parties that UGX may be accompanied by or delegate to THIRD PARTY’s representatives the performance of such cGMP audits; provided that such THIRD PARTY’s representatives shall (i) be bound by confidentiality obligations toward BSP no less stringent than those identified in this AGREEMENT and (ii) finalize a three-way confidentiality agreement which shall be accepted by all contracting parties.

6.
UGX and/or its designees may perform for-causeaudits as outlined in the QTA. BSP shall make the FACILITY and the relevant personnel involved in the performance of MANUFACTURING SERVICE and ADDITIONAL SERVICES under this AGREEMENT available, within reasonable business hours, for the purpose of any UGX audits.

7.
BSP shall promptly inform UGX of any inspections by competent regulatory authorities at the FACILITY which affects the MANUFACTURE of DRUG PRODUCT under this AGREEMENT, within the terms provided in the QTA. In the event that the inspection reveals that BSP is not in compliance with the APPLICABLE LAWS and applicable regulatory regulations, including cGMP, and receives written observations (or any other written communication) by such REGULATORY AUTHORITY which involve the DRUG PRODUCT, BSP shall (i) use its best efforts to cure such non-compliance within the timing required by the REGULATORY AUTHORITY at [***] costs and expenses, (ii) inform UGX of any proposed written response by BSP to any such inspection, and (iii) provide UGX with copies of all documentation within the terms provided in the QTA. UGX will have the opportunity to review and provide input to the response to BSP as promptly as practicable and in accordance with the QTA.

8.
BSP agrees that, at UGX’s option, up to [***]PERSONS IN PLANT may be present at the FACILITY during the MANUFACTURING for the purposes of check weighing and documenting MANUFACTURING and all associated RECORDS in connection therewith. Any PERSON IN PLANT who are present at the FACILITY, shall comply with BSP’s site regulations, SOPs and rules.

13.
Intellectual Property.

a.
Neither Party shall, as a result of this AGREEMENT, acquire any right, title, or interest in any INTELLECTUAL PROPERTY RIGHTS that the other Party owns or controls as of the EFFECTIVE DATE of this AGREEMENT, or that the other Party obtains ownership or control of separately and apart from the performance of the MANUFACTURING SERVICES and ADDITIONAL SERVICES under this AGREEMENT and without the use of the other Party’s Confidential Information (“BACKGROUND INTELLECTUAL PROPERTY”).

b.
For the TERM, UGX hereby grants to BSP, a limited, non-exclusive, fully paid-up, royalty-free, non-transferable license to use UGX BACKGROUND INTELLECTUAL PROPERTY related to the DRUG PRODUCT that BSP is required to use in order to perform the SERVICES (as specified in the PRODUCT SCHEDULE) solely for the purpose of this AGREEMENT.

c.
UGX shall own exclusively all rights, titles, and interests in any and all INVENTIONS directly related to the DRUG PRODUCT, MANUFACTURE of DRUG PRODUCT or UGX's BACKGROUND INTELLECTUAL PROPERTY and which result from use of UGX's CONFIDENTIAL INFORMATION and/or FOC MATERIALS, but excluding BSP INVENTIONS and BSP’s BACKGROUND INTELLECTUAL PROPERTY (collectively, “UGX INVENTIONS”). BSP hereby assigns, and commits to assign, all right, title and interest in to UGX INVENTIONS to UGX

d.
Notwithstanding the foregoing, BSP shall own all rights, titles and interests in any BSP INVENTIONSand UGX hereby assigns all right, title and interest in BSP INVENTIONS to BSP. As used herein, “BSP INVENTIONS” means any IMPROVEMENTS to BSP’sBACKGROUND INTELLECTUAL PROPERTY developed, conceived, invented, reduced to practice or made solely by BSP in the course of performance of the MANUFACTURING SERVICES and ADDITIONAL SERVICES, which relate to BSP’s line of business or the way BSP performs its services, and which do not use or include any UGX’s BACKGROUND INTELLECTUAL PROPERTY, UGX INVENTIONS and UGX’s CONFIDENTIAL INFORMATION or any other property of UGX.

e.
BSP commits to promptly inform UGX according to section 23.4 (NOTICE SECTION) of any violation of UGX’s BACKGROUND INTELLECTUAL PROPERTY and UGX INVENTIONS and further agrees, at UGX`s expense, to (i) assist UGX or its designee(s) under APPLICABLE LAWs, in obtaining, maintaining, defending and enforcing patents and all other instruments in nature of patents with respect to any UGX’s BACKGROUND INTELLECTUAL PROPERTY and UGX INVENTIONS, (ii) provide assistance and execute such documents as UGX or its designee(s) may request from time to time, and (iii) confirm the assignments hereunder. For clarity, UGX or its designee(s) shall be the only Party responsible for filing, prosecuting and maintaining any patent application covering UGX INVENTIONS and UGX’s BACKGROUND INTELLECTUAL PROPERTY

f.
BSP hereby grants to UGX a perpetual, non-exclusive, nontransferable, royalty-free, fully paid-up, worldwide rights to use any and all of BSP INVENTIONS solely for the development, MANUFACTURING, formulation, packaging, importation, use, marketing, distribution and sale of DRUG PRODUCT, unless expressly otherwise agreed upon by the Parties. Such rights shall be sublicensable by UGX to its AFFILIATES, licensees or collaboration partners only for the same limited purposes set forth in this Section 13.6, provided that (i) UGX has promptly notified BSP in writing about such sublicense, and (ii) the AFFILIATE, licensee or collaboration partner has first agreed in writing to maintain BSP INVENTIONS in confidence throughout a confidentiality agreement among the Parties and such AFFILIATE, licensee or collaboration partner.

g.
BSP will not knowingly utilize in the performance of the MANUFACTURING SERVICES and ADDITIONAL SERVICES under a PRODUCT SCHEDULE or incorporate into the DRUG PRODUCT or INVENTIONS any proprietary rights of a THIRD PARTY except as BSP is permitted to do it without further compensation by UGX to BSP or any other THIRD PARTY. If the performance of this AGREEMENT requires the use of IP RIGHTS of a THIRD-PARTY, UGX hereby grants to or procures for BSP the necessary rights of use to these IP RIGHTS solely for the performance of the MANUFACTURING SERVICES and ADDITIONAL SERVICES and provided that the Parties enter in a license agreement with such THIRD PARTY to regulate the use of IP RIGHTS of THIRD-PARTY.

h.
All documents that BSP receives from UGX for the fulfillment of the MANUFACTURING SERVICES and ADDITIONAL SERVICES, which contain UGX CONFIDENTIAL INFORMATION, UGX INVENTIONS or UGX BACKGROUND INTELLECTUAL PROPERTY, shall remain the property of UGX.

i.
Each Party shall be obliged to acquire the INVENTIONS and rights on the respective BACKGROUND INTELLECTUAL PROPERTIES, as applicable, made under this AGREEMENT of its employees, consultants, agents and representatives to the extent necessary to secure the other Party’s rights set out in this section.

1.
Indemnification.

a.
EachParty shall indemnify, defend and hold the other Party and its AFFILIATES, officers, employees and agents (collectively the “INDEMNITEES” and each an “INDEMNITEE”) harmless from and against any and all losses, costs, damages, fees or expenses (“LOSSES”) incurred and suffered by a Party’s INDEMINITEE in connection with or arising out of any THIRD-PARTY claims, demands, suits, proceedings or causes of actions (“CLAIM”) to the extent arising out of:

1.
the material breach by such Party of the provisions of this AGREEMENT, including any covenants, representations and warranties set forth herein;
2.
the gross negligence or willful misconduct of such Party in the performance of any obligations under this AGREEMENT;
3.
the infringement or misappropriation of the IP RIGHTS of a THIRD PARTY in connection with the use by a PARTY of the other Party’s IP rights.

With respect to each Party, the indemnification obligations set forth in this Section 14.1 shall not apply to the extent that the LOSSES are the result of (i) a material breach of this AGREEMENT (including a breach of any representation, warranty or covenant) by the other Party, or (ii) the [***] of the other Party’s INDEMNITEES, or (iii) for which the other Party is obligated to [***] as set forth in Sections [***], [***] and [***] below].

b.
A Party seeking indemnification under this Section 14 (the “INDEMNIFIED PARTY”)in respect of a THIRD PARTY CLAIM, shall give to the other Party from which recovery is sought (the “INDEMNIFYING PARTY”) prompt written notice of any LOSSES or the discovery of any fact upon which the INDEMNITEE(S) intends to base an indemnification request pursuant to section 14.1 (“INDEMNIFICATION NOTE”); provided, however, that failure to give such INDEMNIFICATION NOTE will not relieve the INDEMNIFYING PARTY of its obligations under this Article 14 except to the extent that INDEMNIFYING PARTY is materially prejudiced by such failure. Each INDEMNIFICATION NOTE must contain a description of the CLAIM and the nature and the amount of such LOSS (to the extent that the nature and the amount are known at such time). Together with the INDEMNIFICATION NOTE, the INDEMNIFIED PARTY shall furnish promptly to the INDEMNIFYING PARTY copies of all the notices and documents (including court papers) received by the INDEMNITEE(S) in connection with CLAIM. The INDEMNIFYING PARTY shall not be obligated to indemnify the INDEMNITEE to the extent any admission or statement made by the INDEMNITEE materially prejudices the defense of such CLAIM. If practicable, the INDEMNIFYING PARTY shall promptly send a copy of the INDEMNIFICATION NOTE to its relevant insurers and shall permit them to exercise rights of subrogation, if it is permitted by APPLICABLE LAW.

c.
Without limiting the foregoing, at its option the INDEMNIFYING PARTY may assume control of the defense of any such CLAIM by giving written notice to the INDEMNIFIED PARTY within [***] CALENDAR DAYS after the receipt of an INDEMNIFICATION NOTE by INDEMNIFIED PARTY. The INDEMNIFYING PARTY will have the right to solely defend the THIRD-PARTY CLAIM; provided, however, that such settlement does not adversely affect the INDEMNIFIED PARTY’s rights or obligations hereunder or admit liability on INDEMNIFIED PARTY’s part. The INDEMNIFYING PARTY agrees not to enter into any settlement which would have a material adverse effect on the INDEMNITEE(S) without prior to the written consent of the INDEMNITEE(S), which consent shall not be unreasonably withheld. The INDEMNIFIED PARTY and/or any relevant INDEMNITEE will reasonably cooperate with the INDEMNIFYING PARTY and its legal representatives in the investigation and defense of any THIRD-PARTY CLAIM and may choose, in their sole discretion, to be represented by counsel of its own selection and at its own expense in or with respect to any such THIRD-PARTY CLAIM. The indemnification under this ARTICLE 14 shall not apply to amounts paid with respect to settlement of any THIRD-PARTY CLAIM if such settlement is effected without the prior written consent of THE INDEMNIFYING PARTY, which consent will not be unreasonably withheld or delayed.

d.
If the INDEMNIFYING PARTY chooses not to take control of the defense or prosecute any CLAIM, the INDEMNIFIED PARTY shall retain control of the defense thereof, but no INDEMNIFIED PARTY or INDEMNITEE(S) shall admit any liability with respect to, or settle, compromise or discharge, any such CLAIM without the prior written consent of the INDEMNIFYING PARTY, which consent shall not be unreasonably withheld or delayed.

1.
General Representation and Warranties.

a.
Each Party represents and warrants to the other Party that:

i.
It is a corporation duly organized, validly existing and in good standing under the laws and regulations of the state in which it is incorporated.

ii.
It has the corporate power and authority and the legal right to enter into this AGREEMENT and any and all of this Annexes and to perform its obligations hereunder.

iii.
This AGREEMENT, when executed and delivered by such Party in accordance with the provisions hereof, will be a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

iv.
No contract, agreement, promise, undertaking or other fact or circumstance prevent the performance of the obligations under this AGREEMENT.

v.
The execution and delivery of this AGREEMENT and the performance of the Party’s obligations hereunder do not conflict with or violate any requirement of APPLICABLE LAWS, and do not conflict with, or constitute a default under, any contractual obligation of such Party.

vi.
At the EFFECTIVE DATE, itself, its directors, officers or employees have not offered, promised, given, authorized, solicited or accepted an undue pecuniary or other advantage of any kind (or implied that they will or might do any such thing at any time in the future) in any way connected with the AGREEMENT and that it has taken reasonable measures to prevent subcontractors, agents or any other third parties, subject to its control or determine influence, from doing so in accordance to any APPLICABLE LAW.

b.
BSP’s Representations and Warranties. In addition to the provision of Section 15.1., BSP represents and warrants that:

1.
The MANUFACTURING SERVICES and ADDITIONAL SERVICES will be performed in a safe and ethical manner with requisite care, skill and diligence, in accordance with the APPLICABLE LAWS, industry standards and this AGREEMENT, and by individuals who are appropriately trained and qualified.
2.
the DRUG PRODUCT MANUFACTURED under this AGREEMENT (including all MANUFACTURING SERVICES and BSP’s employment practices) complies with cGMP (if applicable), the MANUFACTURING process, the QTA and DRUG PRODUCT SPECIFICATIONS, and (ii) will not be adulterated or misbranded under the United States Federal Food, Drug and Cosmetic Act (the “FDCA”) or all APPLICABLE LAW.
3.
BSP has obtained all permits, licenses and other authorizations, which are required under APPLICABLE LAW to MANUFACTURE and deliver the DRUG PRODUCT. BSP is in compliance with, and during the TERM of this AGREEMENT will take all actions necessary to comply, with all terms and conditions of any and all required permits, licenses and authorizations applicable to the MANUFACTURE and supply of DRUG PRODUCT.
4.
BSP shall not subcontract any performance of this AGREEMENT to any other THIRD PARTY without UGX’s prior written consent.
5.
The DRUG PRODUCT is free from defects in material and workmanship.
6.
The DRUG PRODUCT is free from all liens, CLAIMS and encumbrances.
7.
BSP has the right to make any grants of BSP INVENTION that it makes or is required to make under Section 13.6 of this AGREEMENT.
8.
To the best of BSP’s knowledge, the DRUG PRODUCT does not infringe any INTELLECTUAL PROPERTY RIGHTS of any other THIRD PARTY, and any use thereof by UGX consistent with this AGREEMENT does not infringe such rights.
9.
it does not and shall not employ, contract with or retain any person directly or indirectly to perform MANUFACTURING SERVICES and/or ADDITIONAL SERVICES Services under this AGREEMENT if such person is debarred under 21 U.S.C. 335a (a) or (b) or, if agreed by the Parties, other equivalent laws, rules, regulations or standards of any other relevant jurisdiction.

c.
UGX’s Representations and Warranties. In addition to the provision of Section 15.1, UGX represents and warrants that:

1.
All FOC MATERIALS provided to BSP conform and will conform to the FOC MATERIALS SPECIFICATIONS and such FOC MATERIALS have been manufactured in compliance with applicable cGMP and all APPLICABLE LAWS and shall not be adulterated at any time prior to delivery to BSP.
2.
UGX has the right to make any grants of UGX INTELLECTUAL PROPERTY RIGHTS to the DRUG PRODUCT(S) it makes or is required to make under the AGREEMENT.
3.
To the best of UGX’s knowledge, the DRUGPRODUCT(S) and deliverables do not infringe any INTELLECTUAL PROPERTY RIGHTS of any other THIRD PARTY, and any use thereof by BSP consistent with this AGREEMENT does not infringe such rights.
4.
Neither UGX nor any other THIRD PARTY who performs any obligation of UGX under the AGREEMENT is prohibited from doing so by any: (i) APPLICABLE LAW; (ii) covenant not to compete;(iii) contract to deal exclusively with another THIRD PARTY; or (iv) other legal or professional obligation or restriction.
5.
The performance of UGX's responsibilities under the AGREEMENTand UGX's use of the MANUFACURING SERVICES and DRUGPRODUCT comply with all APPLICABLE LAW.

d.
Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES NO WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, BY FACT OR LAW, OTHER THAN THOSE EXPRESSLY SET

FORTH IN THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR WARRANTY OF MERCHANTABILITY OR NON-INFRINGEMENT.

1.
Limitation of Liability.

a.
Subject to Section 16.2 and except for those obligations of BSP under Section 10, as sole remedy for UGX, in case of replacement of Non-Conforming BATCH for BSP's fault, BSP’s maximum annual liability under this AGREEMENT for any reason whatsoever resulting from a breach of its representations, warranties or other obligations under this AGREEMENT shall not exceed [***] pursuant to Section [***].

b.
The limitation under this Section 16 does not apply in case of liability arising out of [***], [***]or [***] of or [***] and [***] under Section[***] by any of the Party.

c.
EACH PARTY EXCLUDES ANY LIABILITY FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE AND EXEMPLARY DAMAGES, RECALL COSTS, LOSS OF PROFIT ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, HOWEVER CAUSED, PROVIDED THAT SUCH DAMAGES HAVE NOT BEEN CAUSED BY THE OTHER PARTY’S [***] OR [***], BREACH OF [***] AND [***] IN SECTION [***] OR [***] PURSUANT TO SECTION [***].

d.
If BSP’s cooperation is required in administrative procedures, especially in procedures of admission, customs or of importation, UGX indemnifies BSP from any liability which may arise out of this cooperation, except to the extent arising from BSP`s [***]or [***].

1.
Insurance.

1.
Either Party shall, at its sole cost and expense, obtain and maintain in force for the TERM of the AGREEMENT and for [***] triggered in compliance with Section 20, adequate and suitable insurance in the minimum amounts set forth below with a reputable insurance company to cover its liability under this AGREEMENT.

2.
UGX will maintain a comprehensive product liability insurance, with combined single limits of [***] USD for each claim with respect to personal injury and/or damage to property and [***] USD aggregate.

3.
BSP will maintain comprehensive/general liability insurance coverage to include BSP’s liability, with respect to MANUFACTURING SERVICES and ADDITIONAL SERVICES toward UGX, with combined single limits of [***] USD for each claim with respect to personal injury and/or damage to property and [***]USD in aggregate.

4.
For the avoidance of any doubt, each Party is allowed to change the insurer anytime, provided that all the conditions described in this Section 17 are properly met.

5.
Upon UGX’s request, BSP will provide UGX with a certificate of insurance evidencing the insurance coverage specified in this section.

6.
BSP shall not maintain specific insurance coverage for the FOC MATERIALS, which insurance coverage shall be obtained by UGX. For the sake of clarity, notwithstanding the foregoing, such FOC MATERIALS while in the care, custody and control of BSP shall remain covered under [***] policy.

2.
Confidential Information.

a.
CONFIDENTIAL INFORMATION means any and all confidential and proprietary information of the Parties, which is not included in the exceptions set forth in Section 18.4, and whether disclosed in oral, written, visual, electronic or other forms, and which either Party or its personnel observes or learns in connection with this AGREEMENT or any SERVICES performed hereunder, or in negotiation of this AGREEMENT. Confidential information may also include without limitation: (i) business plans, strategies, forecasts, projects and analyses, results, records, either Party’s BACKGROUND INTELLECTUAL PROPERTY, UGX INVENTIONS, BSP INVENTIONS generated under this AGREEMENT; (ii) financial information, fee structures and pricing; (iii) business processes, methods and models; (iv) personnel and supplier information; (v) deliverables and work DRUG PRODUCT; (vi) DRUG PRODUCT, service specifications,MANUFACTURING or professional services proposals and other information relating to MANUFACTURING capabilities and operation; (vii) MANUFACTURING, purchasing, logistics, sales and marketing information; (viii) the terms and conditions of this AGREEMENT and (ix) personally identifiable information as to any individual involved in the provision of MANUFACTURING SERVICES and ADDITIONAL SERVICES, including medical or religious status or preference and their nationality (collectively “CONFIDENTIAL INFORMATION”). Each Party acknowledges the confidential, proprietary, and secret character of the CONFIDENTIAL INFORMATION. Additionally, either Party agrees to keep any CONFIDENTIAL INFORMATION subject to the same use and disclosure limitations, as set forth in this Section 18 during the TERM of this AGREEMENT and for [***] years following termination or expiration thereof.

b.
Each of the Parties will keep the CONFIDENTIAL INFORMATION of the respective other Party secret. Parties will use the CONFIDENTIAL INFORMATION only for the purposes of performing SERVICES, obligations and exercising rights under this AGREEMENT and not disclose such CONFIDENTIAL INFORMATION to any THIRD-PARTY without the prior consent of the other Party.

c.
Each Party shall limit the disclosure of the otherParty's CONFIDENTIAL INFORMATION to its AFFILIATES, officers, employees , who reasonably require to access to such CONFIDENTIAL INFORMATION on a need-to-know basis and only for the purpose to performMANUFACTURING SERVICES and ADDITIONAL SERVICES under this AGREEMENT The receiving Party will use its reasonable efforts to ensure that any AFFILIATE, employee or officer to which it discloses CONFIDENTIAL INFORMATION will be under confidentiality and non-use obligations as stringent as those contained herein.

d.
The provisions of this Section 18 do not apply to information which receiving Party proves that:

1.
the receiving Party already knew at the time of disclosure, other than by breach of this AGREEMENT by the receiving Party; or
2.
is or becomes public knowledge after disclosure by the disclosing Party, other than through the receiving Party's breach of this AGREEMENT; or
3.
the receiving Party receives in good faith from a THIRD-PARTY not in violationof an obligation of confidentiality toward the disclosing Party; or
4.
the receiving Party independently develops or discovers the information without use of or reference to the Confidential Information of disclosing Party, as evidenced by receiving Party’s written records.

e.
For the avoidance of doubt, no provision in this AGREEMENT shall restrict each Party's right to disclose the existence of a business relationship between the Parties to potential other customers, provide that the affected Party shall require the prior written consent of the other Party before any of such disclosure and the consent will not be unreasonably withheld or delayed.

f.
Notwithstanding anything herein to the contrary, each receiving Party may disclose the Confidential Information to the extent it is legally compelled to disclose it, provided, however, that prior to any such compelled disclosure, the receiving Party shall give the disclosing Party reasonable advance notice of any such disclosure and shall cooperate in protecting against the disclosure and/or obtaining a protective order narrowing the scope of such disclosure of the CONFIDENTIAL INFORMATION.

g.
Each Party may retain one (1) copy of CONFIDENTIAL INFORMATION, and use this archive copy to comply with the APPLICABLE LAW, and tax law provisions and to ensure and verify the continued compliance with the obligations undertaken hereunder.

h.
Notwithstanding anything to the contrary in this AGREEMENT, upon written request of the disclosing Party, the receiving Party shall return to the disclosing Party or destroy, at disclosing Party sole option and expenses, all CONFIDENTIAL INFORMATION, together with copies thereof, provided that the disclosing Party shall not require the receiving Party to destroy or return the CONFIDENTIAL INFORMATION stored securely by receiving Party during automatic system back-up in accordance with receiving Party’s internal IT procedures.

3.
Force Majeure.

1.
Except for due payment obligations, neither Party is liable to the other Party for failure or delay in performing its obligations under this AGREEMENT to the extent and for so long as such failure or delay results from causes beyond the reasonable control of such Party including fires, earthquakes, floods, natural disasters, embargoes, wars, acts of war (whether war is declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts, epimedics/pandemics, or other labor disturbances, acts of God or government acts, sabotage and acts of terrorism, cyberattacks, lack of or inability to obtain sufficient fuel, power or components, materials, labor containers, interruption of or delay in transportation, supplies or defective equipment, breakage or failure of machinery or apparatus, excluding breakage for lack of or inadequate maintenance (each, a “FORCE MAJEURE EVENT”). In the event of the occurrence of FORCE MAJEURE EVENT, each Party must promptly notify the other Party and will use its [***] to avoid, mitigate or remove the FORCE MAJEURE EVENT. Notwithstanding the foregoing, should UGX have technical difficulties to authorize or release the payments to BSP to fulfill its obligations due to a FORCE MAJEURE EVENT, the Parties shall meet in good faith and use their best efforts to set up a payment plan.

2.
Such excuse shall continue as long as the FORCE MAJEURE EVENT continues, provided that, upon cessation of such FORCE MAJEURE EVENT, the affected Party shall promptly resume its performance and obligation hereunder. If the Party is unable to resume its performance and obligation under this AGREEMENT, such Party shall prompt notify the other Party of its inability and the Parties shall meet promptly to determine an equitable solution to the effects of any such FORCE MAJEURE EVENT.

4.
Term and Termination.

a.
Term. This AGREEMENT effectiveness starts with the EFFECTIVE DATE and will expire, if not terminated earlier in accordance with this Section 20, [***]) CALENDAR YEARS thereafter] (“TERM”). This AGREEMENT will be automatically extended for another [***]-year period following the first [***] TERM (each, a “RENEWAL TERM”), unless a Party provides written termination notice of its intent to not renew the AGREEMENT at least [***] CALENDAR MONTHS prior to the expiry of the initial TERM or any further RENEWAL TERM. If this AGREEMENT is terminated in its entirety, then all PRODUCT SCHEDULE also will terminate. The termination of one PRODUCT SCHEDULE shall not affect any other PRODUCT SCHEDULE or the AGREEMENT.

b.
Termination.In addition to any other provision of this AGREEMENT or a PRODUCT SCHEDULE expressly providing for termination of this AGREEMENT or such PRODUCT SCHEDULE, this AGREEMENT or a PRODUCT SCHEDULE may be terminated as follows:

a.
This AGREEMENT or a PRODUCT SCHEDULE might be terminated by either Party without cause with [***] CALENDAR MONTHS’ notice period for termination to the other Party.

b.
Each Party shall be entitled to terminate this AGREEMENT with immediate effect if:

i.
any obligation provided in this AGREEMENT or PRODUCT SCHEDULE is materially breached by the respective other Party and/or its AFFILIATES and is not cured or attempted to cure within [***]CALENDAR DAYS of written notice thereof;
ii.
MATERIAL CHANGE in CONTROL of the respective other Party which affects such Party`s ability to fulfill its contractual obligations hereunder. In such event, the affected Party will have the one-time right, exercisable within [***] calendar days after such MATERIAL CHANGE in CONTROL, to terminate this Agreement upon prior written notice to the non-affected Party.

c.
UGX shall be entitled to terminate this AGREEMENT with immediate effect if BSP fails to maintain the necessary rights, permits and approvals to perform the SERVICE under this AGREEMENT.

d.
UGX may terminate this AGREEMENT in its entirety or any relevant PRODUCT SCHEDULE with immediate effect, at UGX’s option, in case UGX fails to obtain the regulatory approval of the DRUG PRODUCT from any health authority globally. In case of termination pursuant to this Section 20.2.4, UGX shall compensate BSP only for [***], determined pursuant to Section [***], and those [***] at an amount equal to [***] of the [***].

e.
Either Party may terminate in the event for FORCE MAJEURE EVENT lasting longer than [***] consecutive [***] as provided in Section 19.

f.
Either Party may terminate this AGREEMENT in its with immediate effect in accordance with the provisions of Section 23.5.

g.
If a Party becomes bankrupt, makes an assignment for the benefit of creditors, or has a trustee appointed for all or substantially all of that Party’s property, or if any case or proceeding will have been commenced or other action taken by or against that Party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency or reorganization or other similar act of law of any jurisdiction now or hereafter in effect (any such event or proceeding, a “BANKRUPTCY”), the other Party will have the right to terminate this AGREEMENT and/or any PRODUCT SCHEDULE hereto immediately upon prior written notice to the Party in BANKRUPTCY.

c.
Ban, Withdrawal, Discontinuation of Products.

1.
If (i) any DRUG PRODUCT is withdrawn by a REGULATORY AUTHORITY, or (ii) UGX withdraws any DRUG PRODUCT voluntarily from the market in all countries, UGX must notify BSP to immediately cease MANUFACTURE of the applicable DRUG PRODUCT.

2.
If UGX requests cessation of MANUFACTURE of a DRUG PRODUCT in connection with the occurrence of an event described in Section 20.3.1 that is not due to BSP’s fault to comply with the provisions of this AGREEMENT and the relevant PRODUCT SCHEDULE, UGX shall pay BSP an amount equal to [***]% of the SERVICE FEE of such cancelled quantities of DRUG PRODUCT as set forth in the BINDING FORECAST. Alternatively, if applicable, UGX may request that BSP MANUFACTURES [***] In such a case, the Parties shall meet either in person or by teleconference and discuss in good faith the terms of the transfer, the equivalence and compensation with respect to the non-absorbed capacity. Notwithstanding anything of the foregoing, should BSP be [***] by using its [***] and to the extent consistent with BSP’s obligations [***], then [***].

d.
If UGX elects to MANUFACTURE a DRUG PRODUCT, or to have a DRUG PRODUCT MANUFACTURED by another manufacturer, BSP will provide [***] to assist UGX with all activities necessary to allow UGX to complete a technical transfer of MANUFACTURING of DRUG PRODUCT from BSP to UGX or to such an alternative manufacturer selected by UGX (“TRANSFER REQUEST”). BSP will cooperate in transferring and provide UGX with a full inventory of all FOC MATERIALS and PURCHASED MATERIALS related to the concerned DRUG PRODUCT, together with all data documentation and all other information that BSP generated as part of providing MANUFACTURING SERVICES and ADDITIONAL SERVICES to UGX and which are necessary in order to complete the TRANSFER REQUEST, excluding BSP’s BACKGROUND INTELLECTUAL PROPERTY and BSP INVENTIONS. BSP shall not be obligated to permit personnel from any other THIRD PARTY, whether or not such THIRD PARTY is a BSP's competitor, to enter the FACILITY, nor shall any BSP’s CONFIDENTIAL INFORMATION, BSP’s BACKGROUND INTELLECTUAL PROPERTY and BSP INVENTIONS be shared with such THIRD PARTY, without having in place a three-way confidentiality agreement accepted by the concerned Parties and, in any event, the prior written consent of BSP.

e.
Survival. The following Articles and Sections shall survive the termination or expiration of this AGREEMENT for any reason: 11 (Price. Invoice and Payment), 12. 1 and 12.2 (Records), 13 (Intellectual Property), 14 (Indemnification),

15(General Representations and Warranties), 16 (Limitation of Liability), 17 (Insurance), 18 (Confidential Information), 20 (Term and Termination), 21 (Decomissioning), 22 (Effects of Termination), 23 (Miscellaneous) and 20.5 (Survival).

5.
Decommissioning.

1.
Upon expiration or termination of this AGREEMENT or of a PRODUCT SCHEDULE for any reason, unless otherwise provided in this Section 21, each Party will promptly perform the DECOMMISSIONING actions set forth in this Section 21, taking into account that such actions may be delayed to the extent necessary for such Party to fulfill any outstanding MANUFACTURING SERVICES and/or ADDITIONAL SERVICES or PURCHASE ORDERS as of the date of such expiration or termination. In accordance with the provisions of this Section 21 and upon the written request of a Party, BSP and UGX will take the following actions with respect to the applicable PRODUCT SCHEDULE:

1.
BSP ceases and refrains from MANUFACTURING and supplying DRUG PRODUCT for UGX.
2.
The receiving Party shall deliver to disclosing Party all disclosing Party`s CONFIDENTIAL INFORMATION, BACKGROUND INTELLECTUAL PROPERTY, INVENTIONS, Records containing or comprising the disclosing Party’s CONFIDENTIAL INFORMATION that the receiving Party has maintained under this AGREEMENT. Notwithstanding the foregoing, (i) the receiving Party may retain and continue to use copies of such data, Records, and documentation as required to comply with all APPLICABLE LAWS, and (ii) BSP legal department may retain one copy of the foregoing, in each case, subject to its continuing obligation of the confidentiality under Section 16.
3.
BSP shall return to UGX all remaining DRUG PRODUCT, WORK IN PROCESS and FOC MATERIALS in BSP’s possession or destroy such FOC MATERIALS, DRUG PRODUCT and WORK IN PROCESS as determined in UGX’s sole discretion and cost as set forth in Section 22.3.

2.
Prior to commencing DECOMMISSIONING and during the period of any DECOMMISSIONING, the JOINT WORKING TEAM will meet and discuss in good faith and agree upon a plan for such DECOMMISSIONING.

6.
Effects of Termination.

1.
Expiration or termination of this AGREEMENT or a PRODUCT SCHEDULE for any reason shall not exempt any Party from paying to any other Party any undisputed amounts owed to such Party at the time of such expiration or termination. Notwithstanding the foregoing, neither BSP nor UGX shall have any further obligations under this AGREEMENT or a PRODUCT SCHEDULE, as applicable, except as set forth in this Section 22. In case of termination, together with the notice UGX shall notify BSP of its intention or not to have the DRUG PRODUCT MANUFACTURED as identified in the BINDING FORECAST and as determined pursuant to Section 8.

1.
Should UGX request BSP to MANUFACTURE the DRUG PRODUCT forecasted pursuant to Section 8, then the MANUFACTURING SERVICES and/or ADDITIONAL SERVICES shall be run as usual and BSP shall be compensated for the quantities set forth in the BINDING FORECAST in accordance with the terms of this Agreement.

2.
In the event UGX notifies BSP of its intention to terminate this AGREEMENT or any PRODUCT SCHEDULE and not to have DRUG PRODUCT MANUFACTURED during the [***] period after the termination notice, then UGX shall be bound to pay to BSP [***] of the quantities set forth in the BINDING FORECAST, provided that this payment obligation of UGX shall not apply in case this AGREEMENT or any PRODUCT SCHEDULE is terminated by UGX pursuant to Section 20.2.7 (termination for insolvency) or Section 20.2.2 (a)(uncured material breach). Notwithstanding anything of the foregoing, should BSP be able to reallocate the unused reserved capacity for UGX orders to other clients’ business opportunities by [***] and to the extent consistent with [***], then the amount resulting from the difference between the amount due for the order(s) cancelled by UGX and the amount recovered by BSP shall be [***].

3.
Alternatively, if applicable, UGX may request that BSP MANUFACTURE one or more DRUG PRODUCT(s) other than the discontinued DRUG PRODUCT in order to fill, in whole or in part, the MANUFACTURING capacity reserved for such discontinued DRUG PRODUCT and, provided BSP has the capability to MANUFACTURE such other DRUG PRODUCT(s), BSP shall MANUFACTURE such other DRUG PRODUCT(s). In such a case, the Parties shall discuss in good faith the terms of the transfer, the equivalence and compensation with respect to the non-absorbed capacity.

4.
BSP, upon receipt of a termination notice by UGX, will promptly cease performance of the MANUFACTURING SERVICES or ADDITIONAL SERVICES in progress under the terminated AGREEMENT to the extent applicable, in accordance with a schedule agreed upon by the Parties or unless otherwise advised by UGX and specified in the notice of termination.

2.
In addition, UGX shall compensate BSP for:

1.
any existing inventories of the applicable DRUG PRODUCT(s) MANUFACTURED by BSP in accordance with the then-current BINDING FORECAST at the MANUFACTURING SERVICE FEE therefor held by BSP as the date of the termination; provided that all terms applicable to the MANUFACTURING and supply of DRUG PRODUCT(s) pursuant to this AGREEMENT and such PRODUCT SCHEDULE shall apply to such DRUG PRODUCT(s), and

2.
all PURCHASED MATERIALS acquired by BSP or that BSP is obliged to purchase hereunder and necessary to MANUFACTURE the applicable DRUG PRODUCT(s) is in accordance with BSP’s commitment related to the then-current BINDING FORECAST, if applicable, at [***]therefor, [***]%; provided that BSP shall take all reasonable steps to mitigate the costs incurred in connection therewith, and in particular, BSP shall use its best efforts to (A) immediately cancel, to the greatest extent possible, any THIRD PARTY obligations to purchase such PURCHASED MATERIALS and (B) promptly inform UGX of any irrevocable commitments made to purchase such PURCHASED MATERIALS, provided further that the obligations of UGX set forth in this paragraph (b) shall not apply in case this AGREEMENT or any PRODUCT SCHEDULE is terminated by UGX pursuant to Section 20.2.7 (termination for insolvency) or Section 20.2.2 (a) (uncured material).

3.
UGX shall arrange for the pick-up from FACILITY of all of FOC MATERIALS and DRUG PRODUCT and supplies owned by UGX within [***] days after the earlier of the termination or expiration of this AGREEMENT. BSP shall charge to UGX a [***] (per [***])] in accordance with Section 9.5. and as set forth in the relevant PRODUCT SCHEDULE.

4.
UGX shall be responsible for paying any costs related to [***], in accordance with Section 11.7.

7.
Miscellaneous.

1.
This AGREEMENT constitutes the entire understanding between the Parties as of the EFFECTIVE DATE with respect to the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations, statements and writings relating thereto.

2.
No change of this AGREEMENT and any and all of its Appendixes is valid unless it is in writing and signed by the Parties. This applies also to the foregoing sentence.

3.
In case one of the clauses is invalid or unenforceable, the other clauses remain unaffected by this. The Parties shall negotiate in good faith if they wish to replace such invalid or unenforceable clause.

4.
Any notice or request required or permitted to be given under or in connection with this AGREEMENT or the subject matter hereof shall be given by prepaid registered or certified first-class airmail, recognized international carrier, e-mail or telefax to the recipient at its address set forth on the first page of this AGREEMENT or to such other address as may have therefore been furnished in writing by the recipient to the sending Party. Any such aforementioned notice or request concerning this AGREEMENT shall be effective upon receipt by the Party to which it is addressed.

5.
Neither Party may assign or transfer this AGREEMENT or any rights or obligations hereunder, by operation or law or otherwise, without the prior written consent of the other Party, except that a Party may make such an assignment or transfer, by operation of law or otherwise, without the other Party’s consent to its AFFILIATE(S) or to an entity that acquires all or substantially all the business of such Party to which this AGREEMENT relates, whether in a merger, consolidation, reorganization, acquisition, sale or otherwise. Notwithstanding anything to the contrary contained herein, in the event of an assignment to an AFFILIATE pursuant to this Section 23.5, the assigning Party consents, acknowledges, covenants and guarantees that it shall remain jointly and severally liable, along with the assignee, to the non-assigning Party for all the obligations contained herein. Notwithstanding the foregoing, should any assignee of UGX be a competitor of BSP or has competing business with BSP, BSP shall be [***]. BSP shall not be obligated to permit personnel from such alternative supplier or any of its consultants to enter the FACILITIES. UGX shall be the sole contact with BSP and shall remain jointly liable with such acquirer until the expiration of the shelf life of the last batch manufactured at the Facility. This AGREEMENT shall be binding on the successors and permitted assigns of the assigning Party, and the name of a Party appearing herein shall be deemed to include the name(s) of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this AGREEMENT. Any assignment or attempted assignment by either Party in violation of this Section 23.5, shall be null and void and of no legal effect.

6.
Subject to the prior written consent of UGX, BSP may subcontract any part of its performance hereunder. Notwithstanding the foregoing, BSP shall remain responsible and primarily liable for the performance of all BSP’s obligations under this Agreement and any breach thereof by any subcontractor within the limitation of liability set forth in Section 16.

7.
This AGREEMENT and any potential subsequent amendment to it, if any, and the Product Schedules, maybe executed in 2 (two) or more counterparts, each of which shall be deemed an original and all of which shall constitute together the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a .pdf format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

8.
Any controversy, claim or dispute arising out of or relating to this AGREEMENT or the breach thereof shall be settled, if possible, through good-faith negotiation between the Parties. Such good faith negotiations shall commence promptly upon a Party’s receipt of notice of any claim or dispute from the other Party and continue for a period [***] CALENDARDAYS. If such efforts are not successful, such controversy, claim or dispute relating to, arising out of, or in any way connected with this AGREEMENT or any term or condition hereof, or the performance by either Party of its obligations hereunder, except as otherwise expressly provided in this AGREEMENT, shall be finally resolved by binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. This AGREEMENT shall be governed by and construed in accordance with the Laws of the State of New York without reference to any rules of conflicts of law in force on the date when the notice of arbitration is submitted by either Party and the United Nations Convention on Agreements for the International Sale of Goods is hereby excluded. Disputes shall be resolved through arbitration by an arbitration panel of three (3) arbitrators appointed in accordance with the Rules of the International Chamber of Commerce (the “RULES”). Such arbitration shall take place in New York City, New York, USA and be regulated by the RULES. The arbitral proceedings shall be conducted in English and any award rendered in such arbitral proceedings shall be final and binding upon both Parties. Either Party may enter any arbitration award in any court having jurisdiction or may make an application to any such court for a judicial acceptance of the award and order of enforcement, as the case may be. The Parties’ agreement to submit to an arbitration referred to herein shall in no way prevent either Party from exercising its right to terminate this AGREEMENT consistent with the terms set forth in Sections 8 and 20. Either Party may, without inconsistency with this Section, seek from the competent court any provisional remedy that may be necessary to protect their rights or property pending good faith negotiations between the Parties as above described or the establishment of the arbitration.

9.
Each Party hereto has a duty of good faith and fair dealing in connection with its performance under this AGREEMENT. Each Party shall perform its obligations under this AGREEMENT in a diligent, legal, ethical and professional manner so as to advance the purposes and intent of this AGREEMENT.

IN WITNESS WHEREOF, this Agreement is executed as of the Effective Date on behalf of the parties by their duly authorized representatives.

Ultragenyx Pharmaceutical Inc.	BSP Pharmaceuticals S.p.A.

Dennis Huang	Aldo Braca
Chief Technical Operations Officer	President and CEO

10-Mar-2021	10-Mar-2021